AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 27, 1999

                           REGISTRATION NOS. 33-19423
                                    811-5436
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933                          /X/
                          PRE-EFFECTIVE AMENDMENT NO.                        / /

                         POST-EFFECTIVE AMENDMENT NO. 24                     /X/

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/

                                AMENDMENT NO. 26                             /X/

                        (CHECK APPROPRIATE BOX OR BOXES)

                                 ---------------

                          PHOENIX MULTI-PORTFOLIO FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 ---------------

                  101 MUNSON STREET, GREENFIELD, MASSACHUSETTS         01301
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

                C/O PHOENIX EQUITY PLANNING SHAREHOLDER SERVICES

                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 ---------------


                               PAMELA S. SINOFSKY
                               COMPLIANCE OFFICER
                        PHOENIX INVESTMENT PARTNERS, LTD.
                               56 PROSPECT STREET
                           HARTFORD, CONNECTICUT 06115
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                 ---------------

          It is proposed that this filing will become effective
          (check appropriate box)
          / /  immediately upon filing pursuant to paragraph (b)
          / /  on           pursuant to paragraph (b)

          /X/  60 days after filing pursuant to paragraph (a)(i)

          / / on pursuant to paragraph (a)(i)
          / / 75 days after filing pursuant to paragraph (a)(ii)
          / / on pursuant to paragraph (a)(ii) of Rule 485.
          If appropriate, check the following box:
          / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                          PHOENIX MULTI-PORTFOLIO FUND

                   Cross Reference Sheet Pursuant to Rule 404

                                     PART A
                       INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                           PROSPECTUS CAPTION
-----------------------------                                           ------------------

1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance.....        Investment Risk and Return Summary
3.     Risk Return Summary: Fee Table...........................        Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,          Investment Risk and Return Summary; Investment
       and Related Risks........................................        Strategies; Risks Related to Investment Strategies
5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Fund
7.     Shareholder Information..................................        Pricing of Fund Shares; Sales Charges; Your
                                                                        Account; How to Buy Shares; How to Sell Shares;
                                                                        Things to Know When Selling Shares; Account
                                                                        Policies; Investor Services; Tax Status of Distributions
8.     Distribution Arrangements................................        Sales Charges
9.     Financial Highlights Information.........................        Financial Highlights


                                     PART B
           INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                           -------------------------------------------

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Objectives and Policies; Investment
                                                                        Restrictions
13.    Management of the Fund...................................        Management of the Trust
14.    Control Persons and Principal Holders of Securities......        Management of the Trust
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; Redemption of Shares; Tax
                                                                        Sheltered Retirement Plans
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements


[FRONT COVER]


Phoenix Investment Partners

                                   Prospectus



                                 March __, 1999

Aberdeen
Phoenix-Aberdeen
International Fund

Duff & Phelps
Phoenix-Duff & Phelps
Real Estate Securities Fund

Goodwin
Phoenix-Goodwin
Emerging Markets Bond Fund

Phoenix-Goodwin
Strategic Income Fund

Phoenix-Goodwin
Tax-Exempt Bond Fund

Seneca
Phoenix-Seneca
Mid Cap Fund


                              Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                              This Prospectus contains important information about the Phoenix-Aberdeen International Fund, Phoenix-Duff & Phelps Real Estate Securities Fund, Phoenix-Goodwin Emerging Markets Bond Fund, Phoenix-Goodwin Strategic Income Fund, Phoenix-Goodwin Tax-Exempt Bond Fund, Phoenix-Seneca Mid Cap Fund that you should know before investing. Please read it carefully and retain it for future reference.

PHOENIX
INVESTMENT PARTNERS, LTD.

                  Table of Contents
--------------------------------------------------------------------------------
                  Phoenix-Aberdeen International Fund
                     Investment Risk and Return Summary.....................   1
                     Fund Expenses..........................................   4
                     Investment Strategies..................................   5
                     Risks Related to Investment Strategies.................   7
                     Management of the Fund.................................  10
                  Phoenix-Duff & Phelps Real Estate Securities Fund
                     Investment Risk and Return Summary.....................  12
                     Fund Expenses..........................................  14
                     Investment Strategies..................................  15
                     Risks Related to Investment Strategies.................  17
                     Management of the Fund.................................  18
                  Phoenix-Goodwin Emerging Markets Bond Fund
                     Investment Risk and Return Summary.....................  21
                     Fund Expenses..........................................  24
                     Investment Strategies..................................  25
                     Risks Related to Investment Strategies.................  27
                     Management of the Fund.................................  30
                  Phoenix-Goodwin Strategic Income Fund
                     Investment Risk and Return Summary.....................  32
                     Fund Expenses..........................................  35
                     Investment Strategies..................................  36
                     Risks Related to Investment Strategies.................  38
                     Management of the Fund.................................  41
                  Phoenix-Goodwin Tax-Exempt Bond Fund
                     Investment Risk and Return Summary.....................  44
                     Fund Expenses..........................................  47
                     Investment Strategies..................................  48
                     Risks Related to Investment Strategies.................  49
                     Management of the Fund.................................  51
                  Phoenix-Seneca Mid Cap Fund
                     Investment Risk and Return Summary.....................  53
                     Fund Expenses..........................................  55
                     Investment Strategies..................................  56
                     Risks Related to Investment Strategies.................  57
                     Management of the Fund.................................  59
                  Pricing of Fund Shares....................................  62
                  Sales Charges.............................................  63
                  Your Account..............................................  65
                  How to Buy Shares.........................................  66
                  How to Sell Shares........................................  67
                  Things You Should Know When Selling Shares................  67
[ARROW]PHOENIX    Account Policies..........................................  69
       MULTI-     Investor Services.........................................  70
       PORTFOLIO  Tax Status of Distributions...............................  70
       FUND       Financial Highlights......................................  72
                  Additional Information....................................  84

PHOENIX-ABERDEEN INTERNATIONAL FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Phoenix-Aberdeen International Fund has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[arrow] The fund will invest primarily in an internationally diversified portfolio of common stocks of established foreign (non-U.S.) companies believed by the subadviser to have the potential for capital growth, income or both. Under normal circumstances, at least 80% of the fund's total assets will be invested in foreign issuers located in three or more foreign countries.

[arrow] An adviser and subadviser will manage the fund. The subadviser will determine how much of the fund's assets will be invested in different countries and regions by looking at:

         [bullet]  the prospect for economic growth among foreign countries;

         [bullet]  expected levels of inflation;

         [bullet]  governmental policies;

         [bullet]  currency relationships; and

         [bullet]  relative price levels of capital markets.

[arrow] The subadviser will also decide which investments to buy and sell in all countries and regions other than the United States. The adviser will decide which investments to buy and sell in the United States.

[arrow] There is no limitation on the amount or percentage of fund assets that may be invested in growth or income securities. The subadviser will analyze both markets to assess the degree of risk and level of return.

[arrow] In addition to common stocks, the fund may invest in any other type of security, including convertible securities, preferred stocks, bonds, notes and other debt obligations, foreign and U.S. government securities.

[arrow] The fund may invest in securities in both developed and emerging market countries.

[arrow] The fund may invest up to 20% of its total assets in below investment grade bonds (so-called "junk bonds").

[arrow]  The fund may invest in both rated and unrated securities.



                                           Phoenix-Aberdeen International Fund 1

PRINCIPAL RISKS
If you invest in this fund, you risk that you may lose your investment.

The fund's focus is high return. The fund will seek to increase the value of your shares by investing in securities the adviser and subadviser expect to increase in value. The fund will invest primarily in common stocks. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected. As a result, the value of your shares may decrease. Increases in interest rates affecting the global economy, particular industries or specific companies can cause fixed income investments that the fund may own to decline in value. This, too, can cause your share value to decrease.

Unlike many other mutual funds, this fund may make significant investments in companies in foreign countries and in foreign governments, including some "emerging market" countries (those with markets that are not fully developed). Political and economic uncertainty, as well as relatively less public information about investments, may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and companies in developed nations. They may also have more obstacles to financial success.

This fund may invest in below investment grade securities (so-called "junk bonds"). Junk bonds present a greater risk that the issuer will not be able to make interest or principal payments on time. If interest and principal payments are not made, the fund would lose income and could expect a decline in the market value of the securities. Analysis of junk bonds is also more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict return and risk.

This fund may invest in unrated securities. Unrated securities may not have as broad a market as rated securities making them more difficult to sell. This could cause the security to lose value.

2  Phoenix-Aberdeen International Fund

PERFORMANCE TABLES
The bar chart below provides an indication of the risks of investing in the Phoenix-Aberdeen International Fund by showing changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

INTERNATIONAL FUND

[Graphic Omitted]

 CALENDAR YEAR       ANNUAL RETURN (%)
     1990                -4.94
     1991                10.76
     1992               -12.41
     1993                37.61
     1994                -0.08
     1995                 9.68
     1996                17.39
     1997                10.94
     1998                25.90

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 22.34% (quarter ending March 31, 1998) and the lowest return for a quarter was (19.55)% (quarter ending September 30, 1990).

----------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/98)(1)          One Year              Five Years         Life of the Fund(2)
----------------------------------------------------------------------------------------------------------------
   Class A Shares                                 19.89%                  11.35%                  9.93%
----------------------------------------------------------------------------------------------------------------
   Class B Shares                                 21.07%                   N/A                   11.93%
----------------------------------------------------------------------------------------------------------------
   Class C Shares(3)                               N/A                     N/A                    N/A
----------------------------------------------------------------------------------------------------------------
   The Morgan Stanley Capital
   International EAFE Index(4)                    20.33%                   9.50%                  6.20%
----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A Shares since November 1, 1989 and Class B Shares since July 15,
1994.

(3) Class C Shares will be offered as of the effective date of this prospectus.

(4) The Morgan Stanley Capital International EAFE Index is an unmanaged, commonly used measure of foreign stock fund performance which includes net dividends reinvested. The EAFE index is an aggregate of 19 individual country indexes in Europe, Australia, New Zealand and the Far East. The index's performance does not reflect sales charges.

                                           Phoenix-Aberdeen International Fund 3

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   4.75%              None              None
Maximum Deferred Sales Charge (load) (as a percentage of         None             5%(a)         1% during the
the lesser of the value redeemed or the amount invested)                                          first year
Maximum Sales Charge (load) Imposed on Reinvested Dividends      None              None              None
Redemption Fee                                                   None              None              None
Exchange Fee                                                     None              None              None
                                                          -------------------------------------------------------

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.75%             0. 75%            0.75%
Distribution and Service (12b-1) Fees (b)                       0.25%             1.00%             1.00%
Other Expenses                                                  0.37%             0.37%             0.37%
                                                                -----             -----             ------
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.37%             2.12%             2.12%
                                                                =====             =====             =====
---------------------------


(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

4  Phoenix-Aberdeen International Fund

------------------------------------------------------------------------------
   Class               1 year         3 years         5 years      10 years
------------------------------------------------------------------------------
   Class A              $608           $888           $1,189        $2,043
------------------------------------------------------------------------------
   Class B              $615           $864           $1,139        $2,261
------------------------------------------------------------------------------
   Class C              $315           $664           $1,139        $2,261
------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------
   Class               1 year         3 years         5 years      10 years
------------------------------------------------------------------------------
   Class A              $608            $888           $1,189       $2,043
------------------------------------------------------------------------------
   Class B              $215            $664           $1,139       $2,261
------------------------------------------------------------------------------
   Class C              $215            $664           $1,139       $2,261
------------------------------------------------------------------------------


INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Phoenix-Aberdeen International Fund has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
The fund will invest primarily in an internationally diversified portfolio of common stocks of established foreign (non-U.S.) companies believed by the subadviser to have the potential for capital growth, income or both. Under normal circumstances at least 80% of the fund's total assets will be invested in foreign issuers located in three or more foreign countries. The fund may invest in any region of the world, including emerging market countries.

The fund employs an adviser, Phoenix Investment Counsel, Inc., and a subadviser, Aberdeen Fund Managers, Inc., to select investments for the fund. Each month, the subadviser's investment strategy committee determines how much (what percentage) of the fund's assets will be invested in each region of the world (e.g., continental Europe, United Kingdom, Asia, etc.). In making its determination, the committee will ordinarily consider the following factors:

         [bullet] prospects for relative economic growth among foreign countries;

         [bullet]  expected levels of inflation;

         [bullet]  relative price levels of the various capital markets;

                                          Phoenix-Aberdeen International Fund  5

         [bullet]  government policies influencing business conditions;

         [bullet]  the outlook for currency relationships; and

         [bullet] the range of individual investment opportunities available to the international investor.

Once the determination is made, the adviser will invest the amount allocated for investment in the United States, and the subadviser will invest all other amounts. The fund may, from time to time, have more than 25% of its assets invested in any major industrial or developed country that the subadviser believes poses no unique investment risk.

There is no limitation on the amount or percentage of fund assets that may be invested in growth or income securities. At any time, the fund may focus investments solely or primarily in securities that offer growth of capital or on income-producing securities. In determining whether the fund will be invested for capital growth or income, the subadviser will analyze the international equity and fixed income markets and assess the degree of risk and level of return expected from each.

In addition to common stocks, the fund may invest in any other type of security, including convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into, or exchanged for, a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. Convertible securities have several unique investment characteristics such as:

         [bullet] higher yields than common stocks but lower yields than comparable non-convertible securities;

         [bullet] typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts; and

         [bullet] the potential for capital appreciation if the market price of the underlying common stock increases.

The fund may invest up to 20% of its total assets in below investment grade bonds (so-called "junk bonds").

The fund may invest in both rated and unrated securities.

Temporary Defensive Strategy: Under abnormal market or economic conditions, the fund may invest all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this happens, the fund may not achieve its investment objective.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

6  Phoenix-Aberdeen International Fund

RISKS RELATED TO INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

GENERAL
The fund's focus is high total return. The adviser and subadviser intend to invest fund assets so that your shares increase in value. However, the value of the fund's investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money. The value of the fund's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the fund's investments are affected by general economic declines, declines in industries and interest rate changes that negatively affect the companies in which the fund invests, fund share values may decline. Share values can also decline if the specific companies selected for fund investment fail to perform as the adviser or subadviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.

FOREIGN INVESTING
The fund will invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

         [bullet] differences in accounting, auditing and financial reporting standards;

         [bullet] generally higher commission rates on foreign portfolio transactions;

         [bullet] differences and inefficiencies in transaction settlement systems;

         [bullet]  the possibility of expropriation or confiscatory taxation;

         [bullet] adverse changes in investment or exchange control regulations;

         [bullet]  political instability; and

         [bullet]  potential restrictions on the flow of international capital.

Political and economic uncertainty, as well as less public information about investments, may negatively impact the fund's portfolio.

                                          Phoenix-Aberdeen International Fund  7

Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund.

Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
Significant portions of the fund's assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

On January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the fund to certain risks, including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:

         [bullet] known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

         [bullet] competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

         [bullet] issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

8  Phoenix-Aberdeen International Fund

         [bullet] currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

         [bullet]  potential tax consequences.

EMERGING MARKET INVESTING
The fund will invest in companies located in emerging market countries and regions. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

The economies of developing countries generally are heavily dependent upon international trade. And, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in the countries with which they trade.

BELOW INVESTMENT GRADE SECURITIES
The fund may invest in securities that have below investment grade rankings. Although these securities provide greater income and opportunity for capital appreciation than investments in higher-grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time on below investment grade securities than on investment-grade securities. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher-grade securities, making it more difficult for the adviser and subadviser to accurately predict risk.

UNRATED SECURITIES
The fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities but, due to their perceived risk, they may not have as broad a market as rated securities. In addition, analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser and subadviser to accurately predict risk.

IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS
The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's

                                           Phoeinx-Aberdeen International Fund 9
computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISERS
Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Aberdeen Fund Managers Inc. ("Aberdeen") is the subadviser to the fund and is located at 1 Financial Plaza, Suite 2210, Fort Lauderdale, FL 33394. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management PLC provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios, and, through Aberdeen, U.S. mutual funds. Aberdeen has served as subadviser for the following mutual funds since their inception in 1996: Phoenix-Aberdeen New Asia Fund, Phoenix-Aberdeen Global Small Cap Fund and the Aberdeen New Asia Series of The Phoenix Edge Series Fund. Aberdeen also has served as subadviser to Phoenix-Aberdeen Worldwide Opportunities Fund and the International Series of The Phoenix Edge Series Fund since 1998. As of December 31, 1998, Aberdeen Asset Management PLC had $23.9 billion in assets under management.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the funds. Aberdeen, as subadviser, is responsible for day-to-day management of the fund's portfolio. Aberdeen manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of that fund's net assets at the following rates.

--------------------------------------------------------------------------------
                                               $1+ billion
                           $1st billion     through $2 billion     $2+ billion
--------------------------------------------------------------------------------
   Management Fee             0. 75%             0. 70 %             0.65 %
--------------------------------------------------------------------------------

10  Phoenix-Aberdeen International Fund

Phoenix pays Aberdeen a subadvisory fee at the following rates.

--------------------------------------------------------------------------------
                                               $1+ billion
                           $1st billion     through $2 billion     $2+ billion
--------------------------------------------------------------------------------
   Subadvisory Fee            0.375%              0.35%              0.325%
--------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $1,350,786. The ratio of management fees to average net assets for the fiscal year ended November 30, 1998 was 0.75%. The total advisory fee of 0.75% of the aggregate net assets of the fund is greater than that for most mutual funds; however, the Trustees have determined that it is comparable to fees charged by other mutual funds whose investment objectives are similar to those of the fund.

PORTFOLIO MANAGEMENT
Aberdeen's senior strategy committee determines and monitors the fund's regional allocations across the globe on a monthly basis. An Aberdeen team of investment professionals located in offices spread around the world selects securities for the fund's portfolio.

IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS
The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.

                                         Phoenix-Aberdeen International Fund  11

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
Phoenix-Duff & Phelps Real Estate Securities Fund has an investment objective of capital appreciation and income. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[arrow] Under normal circumstances, the fund intends to invest at least 75% of its assets in marketable securities of publicly-traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry.

[arrow] The adviser uses fundamental analysis to select companies with significant exposure to preferred markets and companies that the subadviser believes are expected to outperform on a relative basis.

[arrow]  The fund intends to emphasize investment in equity REITs.

[arrow]  The fund may also invest up to 25% of its total assets in:

         [bullet] marketable debt securities of companies principally engaged in the real estate industry and that are rated within the four highest rating categories (so-called "investment grade" securities) or, if unrated, are judged by the subadviser to be of equivalent quality to debt securities so rated;

         [bullet]  mortgage-backed securities; or

         [bullet]  short-term investments.

PRINCIPAL RISKS
If you invest in this fund, you risk that you may lose your investment.

The fund is a non-diversified investment company. It may invest a larger proportion of its assets in the securities of a smaller number of issuers, and, as a result, price fluctuations in these securities have a greater impact on the fund's share price.

The fund will seek to increase the value of your shares by investing in securities that the subadviser expects to increase in value. Conditions affecting the overall economy, the real estate industry and specific companies in which the fund invests can be worse than expected. As a result, the value of your shares may decrease.

The fund concentrates its investments in the real estate industry. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the real estate industry. Moreover, conditions which negatively

12 Phoenix-Duff & Phelps Real Estate Securities Fund impact the real estate industry will have a greater impact on this fund as compared to a fund which does not concentrate in one industry.

The value of investments in issuers that hold real estate may be affected by changes in the values of real properties owned by the issuers. Investments in businesses related to the real estate industry may also be affected by changes in the value of real estate.

REIT securities may trade less frequently and in a lower volume than securities in other larger companies and they may be subject to abrupt and large price movements. Additionally, REIT securities may trade at prices less than the value of the underlying real estate and they are often not diversified. These factors may decrease the overall marketability of the securities.

PERFORMANCE TABLES
The bar chart below provides an indication of the risks of investing in the Phoenix-Duff & Phelps Real Estate Securities Fund by showing changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

REAL ESTATE SECURITIES FUND

[graphic omitted]

Calendar Year      Annual Return (%)
    1996               32.77
    1997               21.83
    1998              -20.11


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 17.60% (quarter ending December 31, 1996) and the lowest return for a quarter was (12.15)% (quarter ending September 30, 1998).

                           Phoenix-Duff & Phelps Real Estate Securities Fund  13

--------------------------------------------------------------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/98)(1)    One Year      Life of the Fund(2)
--------------------------------------------------------------------------------
   Class A Shares                          (23.89)%             10.14%
--------------------------------------------------------------------------------
   Class B Shares                          (23.61)%             10.35%
--------------------------------------------------------------------------------
   NAREIT Index (3)                        (17.50)%             12.36%
--------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A and B Shares since March 1, 1995.

(3) The National Association of Real Estate Investment Trusts (NAREIT) Equity Total Return Index is a commonly used, unmanaged indicator of REIT performance. The index does not reflect sales charges.


FUND EXPENSES
--------------------------------------------------------------------------------
This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                    SHARES                      SHARES
                                                                    ------                      ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        4.75%                       None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                         5(b)
Maximum Sales Charge (load) Imposed on Reinvested Dividends          None                        None
Redemption Fee                                                       None                        None
Exchange Fee                                                         None                        None
                                                          --------------------------------------------------------

                                                                    CLASS A                    CLASS B
                                                                    SHARES                      SHARES
                                                                    ------                      ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.75%                      0.75%
Distribution and Service (12b-1) Fees (c)                            0.25%                      1.00%
Other Expenses                                                       0.52%                      0.52%
                                                                     -----                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES (A)                             1.52%                      2.27%
                                                                     =====                      =====
--------------------------

(a) The fund's investment adviser has agreed to reimburse through December 31, 1999 the Phoenix-Duff & Phelps Real Estate Securities Fund's expenses, other than Management Fees and Distribution and Service Fees, to the extent that such expenses exceed 0.30% for each Class of Shares.

         Actual Total Annual Fund Operating Expenses
         after expense reimbursement are:                       1.30%   2.05%

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

14  Phoenix-Duff & Phelps Real Estate Securities Fund

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   Class            1 year         3 years        5 years       10 years
--------------------------------------------------------------------------------
   Class A           $622            $932         $1,265         $2,201
--------------------------------------------------------------------------------
   Class B           $630            $909         $1,215         $2,417
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   Class            1 year         3 years        5 years       10 years
--------------------------------------------------------------------------------
   Class A           $622            $932         $1,265         $2,201
--------------------------------------------------------------------------------
   Class B           $230            $709         $1,215         $2,417
--------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.


INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Phoenix-Duff & Phelps Real Estate Securities Fund has an investment objective of capital appreciation and income. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
In selecting investments for the fund, the adviser identifies preferred property types and markets based on fundamental analysis of the economic, demographic and real estate market

                           Phoenix-Duff & Phelps Real Estate Securities Fund  15
trends. The adviser will then select those companies with significant exposure to these preferred markets that it believes are expected to outperform other securities on a relative basis, both within their sectors and the aggregate universe.

Under normal circumstances, the fund intends to invest at least 75% of its assets in marketable securities of publicly-traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. A company is considered "principally engaged" in the real estate industry if at least 50% of the company's gross revenues or net profits come from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate. The fund does not invest directly in real estate.

The fund will primarily focus its investments in equity REITs. Generally, REITs are publicly-traded companies that invest primarily in income-producing real estate or real estate-related loans or interests. Equity REITs own real estate directly. Mortgage REITs invest the majority of their assets in real estate mortgages and earn income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

The fund may invest up to 25% of its total assets in marketable debt securities of companies principally engaged in the real estate industry and that are rated within the four highest rating categories (so-called "investment grade securities") or, if unrated, are judged by the adviser to be of equivalent quality to debt securities so rated. The fund may, but is not required to, dispose of securities that fall below investment-grade.

The fund may also invest up to 25% of its total assets in mortgage-backed securities such as mortgage pass-through certificates, REMIC certificates and collateralized mortgage obligations ("CMOs"). Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. These securities provide a monthly payment consisting of both principal and interest payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans. Mortgage-backed securities also include collateralized mortgage obligations
(CMOs) which generally include debt instruments collateralized by mortgage loans or mortgage pass-throughs.

The fund may also invest up to 25% of its total assets in short-term investments, including money market instruments, repurchase agreements, certificates of deposits and bankers' acceptances.

Temporary Defensive Strategy: When the adviser believes there are extraordinary risks associated with investment in real estate market securities, the fund may invest up to 100% of its assets in short-term investments such as money market instruments, repurchase agreements, certificates of deposits and bankers' acceptances. When this happens, the fund may not achieve its investment objective.

16  Phoenix-Duff & Phelps Real Estate Securities Fund

RISKS RELATED TO INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

GENERAL
The fund's focus is capital appreciation and income. The adviser intends to invest fund assets so that your shares increase in value. However the value of the fund's investments that support your share value can decrease as well as increase. If, between the time you purchase shares and the time you sell shares, the value of the fund's investments decreases, you will lose money. The value of the fund's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or most investments. The real estate industry could experience a decrease in sales and sale prices so that companies engaged in these businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the fund's investments are affected by general economic declines, declines in the real estate industry, and interest rate changes that negatively affect the companies in which the fund invests, fund share values may decline. Share values can also decline if the specific companies selected for fund investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.

NON-DIVERSIFICATION
The fund is a non-diversified investment company. Diversifying a fund's portfolio can reduce the risks of investing. As a non-diversified investment company, the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

REAL ESTATE-RELATED INVESTMENTS
The fund primarily invests in the real estate industry. The value of investments in issuers that hold real estate may be affected by changes in the values of real properties owned by the issuers. Likewise, investments in businesses related to the real estate industry may also be affected by the value of real estate generally or in particular geographical areas in which the businesses operated. A decline in real estate value may have a negative impact on the value of your shares.

Interest rates also can be a significant factor for issuers that hold real estate and those in related businesses. Increases in interest rates can cause or contribute to declines in real estate prices and can cause "slowdowns" in such related businesses as real estate sales and constructions.

                           Phoenix-Duff & Phelps Real Estate Securities Fund  17

REIT SECURITIES
REIT securities often are not diversified and may only finance a limited number of projects or properties, which may subject REITs to abrupt and large price movements. REITs are heavily dependent on cash flow from properties and, at times, the market price of a REIT's securities may be less than the value of investments in real estate which may result in a lower price when the fund sells its shares in the REIT. REITs also may trade less frequently and in lower volume than securities of other larger companies which may also contribute to REIT securities losing value.

UNRATED SECURITIES
The fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser to accurately predict risk.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
It is difficult to predict cash flows from mortgage-backed and asset-backed securities. Payments of principal and interest on the underlying assets may be allocated among classes in a variety of ways and the inability to determine specific amounts and timing of prepayments of the underlying loans make it difficult to accurately predict cash flow accurately. In the event of high prepayments, the fund may be required to invest these proceeds at a lower interest rate, causing the fund to earn less than if the prepayments had not occurred.

IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS
The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER
Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps also acts as investment adviser to eight other mutual funds and as adviser to institutional

18 Phoenix-Duff & Phelps Real Estate Securities Fund clients. As of December 31, 1998, Duff & Phelps had approximately $15.2 billion in assets under management on a discretionary basis.

Subject to the direction of the fund's Board of Trustees, Duff & Phelps is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Duff & Phelps manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Duff & Phelps a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

--------------------------------------------------------------------------------

                     $1st billion  $1+ billion through $2 billion   $2+ billion
--------------------------------------------------------------------------------

   Management Fee       0.75%                  0.70%                   0.65%
--------------------------------------------------------------------------------

The adviser has voluntarily agreed to assume operating expenses of the fund (excluding management fees, distribution and service fees, interest, taxes, brokerage fees, commissions and extraordinary expenses) until December 31, 1999, to the extent that such expenses exceed 0.30% of the average annual net asset values of the fund.

During the fund's last fiscal year, the fund paid total management fees of $398,336. The ratio of management fees to average net assets for the fiscal year ended November 30, 1998 was 0.75%. The total advisory fee of 0.75% of the aggregate net assets of the fund is greater than that for most mutual funds; however, the Trustees have determined that it is comparable to fees charged by other mutual funds whose investment objectives are similar to those of the fund.

PORTFOLIO MANAGEMENT
Michael Schatt is responsible for managing the assets of the Real Estate Securities Fund. Mr. Schatt is employed as Managing Director of Phoenix Investment Partners, Ltd. and is a Senior Vice President of Phoenix, as well as Vice President, Phoenix Duff & Phelps Institutional Mutual Funds, The Phoenix Edge Series Fund, Phoenix Multi-Portfolio Fund, Duff & Phelps Utilities Income, Inc. and Duff & Phelps. His current responsibilities include serving as Portfolio Manager of the fund, Real Estate Equity Securities Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds, the Real Estate Securities Series of the Phoenix Edge Series Fund, and managing the real estate investment securities of Duff & Phelps Utilities Income, Inc. Previously, he served as Director of the Real Estate Advisory Practice for Coopers & Lybrand, LLC and has over 16 years experience in the real estate industry.

                           Phoenix-Duff & Phelps Real Estate Securities Fund  19

IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS
The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.

20  Phoenix-Duff & Phelps Real Estate Securities Fund

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
Phoenix-Goodwin Emerging Markets Bond Fund has an investment objective of high current income and a secondary objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES
[arrow] Under normal circumstances, the fund will invest at least 65% of its total assets in debt securities issued by governments, government-related entities and corporations in emerging markets or the return from which principally comes from emerging markets.

[arrow] The adviser uses a top down investment approach that focuses on specific country allocations. The adviser may pursue investment opportunities in Latin America, Asia, Africa, the Middle East and the developing countries of Europe. The fund will invest in at least three countries at any one time.

[arrow] The adviser seeks to invest in countries and regions that it believes have "transition economies" (countries that have already developed economies and that are building market-oriented management systems).

[arrow] The fund will invest predominantly in debt securities that are rated below investment grade or if unrated, are judged by the adviser to be of equivalent quality to below investment grade securities.

[arrow] The fund will invest at least 65% of its assets in U.S. dollar denominated debt securities.

[arrow] Under normal circumstances, at least 50% of fund assets will be invested in sovereign debt securities issued or guaranteed by governments, government-related entities and central banks based in emerging markets and debt obligations issued by organizations such as the Asian Development Bank and the Inter-American Development Bank.

[arrow] Under normal conditions, the fund may invest up to 35% of its total assets in securities other than emerging market debt obligations, such as debt securities and money market instruments issued by corporations and governments based in developed markets.

[arrow] The fund may also purchase debt securities issued by commercial banks and companies in emerging markets.

[arrow]  The fund may invest in fixed or floating rate issues.

                                  Phoenix-Goodwin Emerging Markets Bond Fund  21

PRINCIPAL RISKS
If you invest in this fund, you risk that you may lose your investment.

The adviser intends to select investments that it believes will provide high current income. If the adviser misjudges the ability of the issuers to make scheduled principal and interest payments, the fund's income available for distribution may be less than that of other funds. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

The adviser will also attempt to select investments that provide long-term capital appreciation. If the adviser misjudges the return potential, the fund's returns may be lower than prevailing returns.

The fund will invest in sovereign debt securities and companies in foreign countries, including "emerging market" countries (countries with markets that are not fully developed). Political and economic uncertainty, as well as less public information about investments, may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and companies in developed nations. They may also have more obstacles to financial success.

This fund may invest in below investment grade debt securities (so-called "junk bonds"). Junk bonds present a greater risk that the issuer will not be able to make interest or principal payments on time. If interest and principal payments are not made, the fund would lose income and could expect a decline in the market value of the securities. In addition, analysis of junk bonds is also more complex than for higher rated securities, making it more difficult for the adviser to accurately predict return and risk.

This fund may invest in sovereign debt securities issued or guaranteed by governments and government-related entities. The entities do not guarantee that the value of fund shares will increase.

This fund may invest in unrated securities. Unrated securities may not have as broad a market as rated securities making them more difficult to sell. This could cause the security to lose value.

This fund may invest in floating rate securities. If economic conditions change adversely to interest rates, periodic interest payments may be less than expected.

The fund may experience a high turnover rate. Frequent and active trading may increase transaction costs for the fund which could lead to decreased fund performance. High turnover rates may also increase capital gains distributions, resulting in greater tax liability to you.

22 Phoenix-Goodwin Emerging Markets Bond Fund

PERFORMANCE TABLES
The bar chart below provides an indication of the risks of investing in the Phoenix-Goodwin Emerging Markets Bond Fund by showing changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

EMERGING MARKETS BOND FUND

[graphic omitted]

Calendar Year      Annual Return (%)
   1996                54.44
   1997                13.73
   1998               -32.88

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 16.84% (quarter ending December 31, 1998) and the lowest return for a quarter was (35.96)% (quarter ending September 30, 1998).

--------------------------------------------------------------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/98)(1)  One Year     Life of the Fund(2)
--------------------------------------------------------------------------------
   Class A Shares                        (36.05)%            6.76%
--------------------------------------------------------------------------------
   Class B Shares                        (35.70)%            7.12%
--------------------------------------------------------------------------------
   JP Morgan Emerging Markets
   Bond Index Plus (3)                   (14.35)%           13.46%
--------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A and B Shares since September 5, 1995.

(3) The JP Morgan Emerging Markets Bond Index Plus is an unmanaged, commonly used measure of emerging-market debt total return performance. The Index tracks total return for traded external debt instruments in emerging markets. The index does not reflect sales charges.

Performance information is not included for Class C shares because the class has not had annual returns for at least one calendar year.

                                  Phoenix-Goodwin Emerging Markets Bond Fund  23

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   4.75%              None              None
Maximum Deferred Sales Charge (load) (as a percentage of         None              5%(a)        1% during the
the lesser of the value redeemed or the amount invested)                                          first year
Maximum Sales Charge (load) Imposed on Reinvested Dividends      None              None              None
Redemption Fee                                                   None              None              None
Exchange Fee                                                     None              None              None
                                                          -------------------------------------------------------

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.75%             0.75%             0.75%
Distribution and Service (12b-1) Fees (b)                       0.25%             1.00%             1.00%
Other Expenses                                                  0.43%             0.43%             0.43%
                                                                -----             -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.43%             2.18%             2.18%
                                                                =====             =====             =====
--------------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

24  Phoenix-Goodwin Emerging Markets Bond Fund

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   Class            1 year         3 years      5 years         10 years
--------------------------------------------------------------------------------
   Class A           $614            $906        $1,219          $2,107
--------------------------------------------------------------------------------
   Class B           $621            $882        $1,169          $2,323
--------------------------------------------------------------------------------
   Class C           $321            $682        $1,169          $2,513
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   Class            1 year        3 years       5 years         10 years
--------------------------------------------------------------------------------
   Class A           $614           $906         $1,219          $2,107
--------------------------------------------------------------------------------
   Class B           $221           $682         $1,169          $2,323
--------------------------------------------------------------------------------
   Class C           $221           $682         $1,169          $2,513
--------------------------------------------------------------------------------


INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Phoenix-Goodwin Emerging Markets Bond Fund has an investment objective of high current income and a secondary objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the fund will invest at least 65% of its total assets in debt securities issued by governments, government-related entities and corporations in emerging markets or the return from which principally comes from emerging markets. The adviser

                                  Phoenix-Goodwin Emerging Markets Bond Fund  25
considers emerging markets to be any country that is defined as an emerging or developing economy by an International Bank for Reconstruction and Development, the International Finance Corporation or the United Nations or its authorities.

The adviser uses a top down investment approach that focuses on specific country allocations. The adviser may weight its investments towards countries in a specific region such as Latin America, Asia, Africa, the Middle East and the developing countries of Europe. The fund will invest in at least three countries at any one time and will not commit more than 40% of its assets to issuers in a single country.

The adviser seeks to invest in countries and regions that it believes have "transition economies" (countries that have already developed economies and that are building market-oriented management systems).

The fund will invest predominantly in debt securities that are rated below investment grade or if unrated, are judged by the adviser to be of equivalent quality to below investment grade securities. The high yields on these securities often reflect the greater risks associated with investing in these types of securities. Below investment grade securities are in the lower credit rating categories, or if unrated, of comparable, limited quality. Credit ratings are established by nationally recognized statistical rating organizations (NRSROs). Please see the Statement of Additional Information for credit rating information.

The fund will invest at least 65% of its assets in U.S. dollar denominated debt securities.

Under normal circumstances, at least 50% of fund assets will be invested in sovereign debt securities issued or guaranteed by governments, government-related entities and central banks based in emerging markets; government owned, controlled or sponsored entities located in emerging markets; entities with a purpose of restructuring investment characteristics of governments or related entities in emerging market countries; and debt obligations issued by organizations such as the Asian Development Bank and the Inter-American Development Bar.

Under normal conditions, the fund may invest up to 35% of its total assets in securities other than emerging market debt obligations such as debt securities and money market instruments issued by corporations and governments based in developed markets. The fund may also purchase debt securities issued by commercial banks and companies in emerging markets. Debt securities that the fund may purchase include bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short term paper, loan participations, loan assignments, trust interests and Brady Bonds.

The fund may invest in fixed or floating rate issues.

Temporary Defensive Strategy: If the adviser does not believe that market conditions are favorable to the fund's principal strategies, the fund may invest without limit in U.S. debt securities, including short-term money market instruments. When this happens, the fund may not achieve its investment objectives.

26  Phoenix-Goodwin Emerging Markets Bond Fund

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.


RISKS RELATED TO INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

GENERAL
The fund's focus is high current income. If the adviser misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the fund, the fund's income available for distribution to shareholders may decrease. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

Although the fund's primary focus is high current income, the fund will also focus on long-term capital appreciation. The adviser will attempt to select investments that will increase in value. Typically, debt obligations will increase in value when interest rates decline and decrease in value when interest rates rise. If interest rates do not move in the direction that the adviser expects, then the value of your shares may decrease.

In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.

FOREIGN INVESTING
The fund will invest in non-U.S.-issued debt securities. Investing in non-U.S.-issued debt securities involves special risks and considerations not typically associated with investing in U.S. securities. These include:

         [bullet] differences in accounting, auditing and financial reporting standards;

         [bullet] generally higher commission rates on foreign portfolio transactions;

         [bullet] differences and inefficiencies in transaction settlement systems;

         [bullet]  the possibility of expropriation or confiscatory taxation;

         [bullet] adverse changes in investment or exchange control regulations;

         [bullet]  political instability; and

         [bullet]  potential restrictions on the flow of international capital.

Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio.

                                  Phoenix-Goodwin Emerging Markets Bond Fund  27

Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund.

Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
Portions of the fund's assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value (share price) and income either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

On January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the fund to certain risks including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:

         [bullet] Known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

         [bullet] Competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

         [bullet] Issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

         [bullet] Currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

         [bullet]  Potential tax consequences.

28 Phoenix-Goodwin Emerging Markets Bond Fund

EMERGING MARKET INVESTING
The fund will invest in governments and corporations located in emerging market countries and regions. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval for the release of investment income, capital or the proceeds of sales of securities to foreign investors may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations. Historically, many emerging markets have experienced high inflation rates, creating a negative interest rate environment and devaluing outstanding financial assets.

BELOW INVESTMENT GRADE SECURITIES
The fund will invest in securities that are rated below investment grade. Although these securities provide greater income and opportunity for capital appreciation than investments in higher-grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Lower-rated securities may not trade as often and may be less liquid than higher-rated securities. Fund expenses could increase if the fund were to pursue recovery of missed income payments. Achievement of fund goals will also be more dependent on the adviser's ability to select fund investments than if the fund invested in securities in higher rating categories. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk.

HIGH TURNOVER RATE
Each time a security is bought or sold, the fund incurs certain costs associated with the transaction. The more transactions, the higher the overall cost to the fund. Fund performance may be negatively affected by these increased costs. Likewise, frequent sales that result in gains to the fund could increase the amount of capital gains distributions to you, the shareholder. Increased capital gains distributions could result in greater tax liability to you.

GOVERNMENT SECURITIES
Obligations issued or guaranteed by governments, government-related entities and central banks based in emerging markets only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.

                                  Phoenix-Goodwin Emerging Markets Bond Fund  29

UNRATED SECURITIES
The fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities but, due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser to accurately predict risk.

FLOATING RATE SECURITIES
This fund may invest in floating rate securities. If economic conditions change adversely to interest rates, periodic interest payments may be less than expected.

IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS
The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER
Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds, and as adviser to institutional clients. As of December 31, 1998, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

30  Phoenix-Goodwin Emerging Markets Bond Fund

--------------------------------------------------------------------------------
                     $1st billion   $1+ billion through $2 billion   $2+ billion
--------------------------------------------------------------------------------
   Management Fee       0.75%                   0.70%                   0.65%
--------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $730,717. The ratio of management fees to average net assets for the fiscal year ended November 30, 1998 was 0.75%. The total advisory fee of 0.75% of the aggregate net assets of the fund is greater than that for most mutual funds; however, the Trustees have determined that it is comparable to fees charged by other mutual funds whose investment objectives are similar to those of the fund.

PORTFOLIO MANAGEMENT
Peter S. Lannigan is the Portfolio Manager of the Emerging Markets Bond Fund and as such is primarily responsible for the day-to-day management of the fund. Mr. Lannigan served as Co-Manager of the fund from April 1995 until November 1996. Mr. Lannigan served as a Vice President of Phoenix between May 1995 and September 1996, a Director, Fixed Income Research between 1996-1997, and presently, he is a Managing Director, Fixed Income. From 1993 until 1995, he was a Director, Fixed Income Research for Phoenix Home Life Mutual Insurance Company.

IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS
The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.

                                  Phoenix-Goodwin Emerging Markets Bond Fund  31

PHOENIX-GOODWIN STRATEGIC INCOME FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
Phoenix-Goodwin Strategic Income Fund has a primary investment objective of maximizing current income and a secondary investment objective of capital appreciation. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES
[arrow] The adviser uses a sector rotation approach to select securities that it believes offer the best value and return potential.

[arrow] Under normal circumstances, at least 65% of fund assets will be invested in debt securities.

[arrow]  The fund will invest principally in four market sectors:

         [bullet]  debt securities of U.S. companies;

         [bullet]  mortgage securities;

         [bullet]  debt securities of foreign governments and companies; and

         [bullet]  U.S. Government securities.

[arrow] The fund may invest up to 50% of its assets in foreign (non-U.S.) securities of issuers in developed and emerging market countries.

[arrow] The fund may invest in below investment grade securities (so-called "junk bonds").

[arrow]  The fund may invest in non-U.S. dollar denominated securities.

[arrow]  The fund may invest in mortgage pass-through securities.

PRINCIPAL RISKS
If you invest in this fund, you risk that you may lose your investment.

The adviser intends to select investments within the sectors that it believes will provide high returns and provide for capital appreciation. If the adviser misjudges the return potential, or the ability of issuers to make scheduled principal and interest payments, the fund's returns may be lower than prevailing returns, and the fund's income available for distribution may be less than other funds. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

32 Phoenix-Goodwin Strategic Income Fund

The fund may invest in below investment grade securities (so-called "junk bonds"). Below investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the fund would lose income and could expect a decline in the market value of the securities.

The fund may invest in unrated securities. Unrated securities may not have as broad a market as rated securities and it can be more difficult to assess their risk as compared to rated securities.

The fund may invest in mortgage securities. The value of CMOs, REMICs and other pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. The market for these securities can be less liquid. These mortgage-backed type securities may also be subject to prepayment risk.

The fund may invest in issuers in foreign countries, including "emerging market" countries (countries with markets that are not fully developed). Political and economic uncertainty, as well as less public information about investments, may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and companies in developed nations. They may also have more obstacles to financial success.

The fund may invest in U.S. government securities. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.

The fund may invest in securities with long-term maturities. Long-term maturities present a greater risk that economic and market conditions may negatively impact expected returns of the security and, typically, securities with long-term maturities are more sensitive to interest rate movements than shorter-term securities.

The fund may experience a high portfolio turnover rate. Frequent and active trading may increase transaction costs for the fund and may increase capital gains distributions.

                                        Phoenix-Goodwin Strategic Income Fund 33

PERFORMANCE TABLES
The bar chart below provides an indication of the risks of investing in the Phoenix-Goodwin Strategic Income Fund by showing changes in the fund's Class X Shares performance from year to year over the life of the fund (1). The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

STRATEGIC INCOME FUND

[graphic omitted]

Calendar Year      Annual Return (%)
    1994           -5.45
    1995           17.99
    1996           13.35
    1997           10.54
    1998          -13.75

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 6.13% (quarter ending June 30, 1995) and the lowest return for a quarter was (15.94)% (quarter ending September 30, 1998).

--------------------------------------------------------------------------------------------
   Average Annual Total Returns               One Year    Five Years    Life of the Fund(1)
   (for the periods ending 12/31/98)
--------------------------------------------------------------------------------------------
   Class X Shares                            (13.75)%       3.81%              4.39%
--------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index(2)     8.69%        7.27%              7.27%
--------------------------------------------------------------------------------------------

(1) Class X Shares since April 1, 1993.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The Index is not available for direct investment.

Performance information is not included for Class A, Class B or Class C Shares because these classes have not had annual returns for at least one calendar year.

34 Phoenix-Goodwin Strategic Income Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                            CLASS A       CLASS B       CLASS C       CLASS X
                                                             SHARES       SHARES        SHARES        SHARES
                                                             ------        ------        ------       -------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                4.75%          None          None          None
Maximum Deferred Sales Charge (load) (as a percentage of      None          5%(a)    1% during the
the lesser of the value redeemed or the amount invested)                               first year       None
Maximum Sales Charge (load) Imposed on Reinvested Dividends   None          None          None          None
Redemption Fee                                                None          None          None          None
Exchange Fee                                                  None          None          None          None
                                                         ---------------------------------------------------------

                                                            Class A       Class B       Class C       Class X
                                                             Shares        Shares        Shares        Shares
                                                             ------        ------        ------        ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                              0.55%         0.55%         0.55%         0.55%
Distribution and Service (12b-1) Fees (b)                    0.25%         1.00%         1.00%          None
Other Expenses                                               2.95%         2.95%         2.95%         2.95%
                                                             -----         -----         -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES (A)                     3.75%         4.50%         4.50%         3.50%
                                                             =====         =====         =====         =====
--------------------------

(a) The fund's investment adviser has agreed to reimburse through December 31, 1999 the Phoenix-Goodwin Strategic Income Fund's expenses, other than Management Fees and Distribution and Service Fees, to the extent that such expenses exceed
 .20% for each Class of Shares.

    Actual Total Annual Fund Operating Expenses
    after expense reimbursement are:                         1.00%         1.75%         1.75%         0.75%

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       Phoenix-Goodwin Strategic Income Fund  35

--------------------------------------------------------------------------------
   Class            1 year          3 years        5 years       10 years
--------------------------------------------------------------------------------
   Class A           $834            $1,567         $2,318        $4,278
--------------------------------------------------------------------------------
   Class B           $851            $1,560         $2,278        $4,463
--------------------------------------------------------------------------------
   Class C           $551            $1,360         $2,278        $4,614
--------------------------------------------------------------------------------
   Class X           $353            $1,074         $1,817        $3,774
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   Class            1 year          3 years        5 years       10 years
--------------------------------------------------------------------------------
   Class A           $834            $1,567         $2,318        $4,278
--------------------------------------------------------------------------------
   Class B           $451            $1,360         $2,278        $4,463
--------------------------------------------------------------------------------
   Class C           $451            $1,360         $2,278        $4,614
--------------------------------------------------------------------------------
   Class X           $353            $1,074         $1,817        $3,774
--------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.



INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Phoenix-Goodwin Strategic Income Fund has a primary investment objective to maximize current income by investing in debt securities with a secondary objective of capital appreciation. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES
The fund uses a "sector rotation" approach to selecting investments. The adviser seeks those securities that it believes offer the potential for the best possible return using a value-oriented approach. While the adviser cannot control either the general interest rate environment or levels of return of securities on an absolute basis, the adviser will seek to adjust the proportions of the fund's investment in the various sectors and the selection of investments within sectors to obtain higher returns on a relative basis.

36 Phoenix-Goodwin Strategic Income Fund

The fund will invest principally in four market sectors:

         [bullet] Debt securities of U.S. companies. Debt securities in which the fund may invest include investment-grade and below investment grade long-term or short-term debt securities of U.S. issuers. Investment grade securities include bonds, debentures, equipment lease and trust certificates, asset-backed securities, pass-through securities, private-issued Real Estate Mortgage Investment Conduits (REMICs) and Collateralized Mortgage Obligations (CMOs), sales contracts and commercial paper. Below investment grade securities in which the fund may invest are preferred and preference stock and debt obligations.

         [bullet] Mortgage Securities. Mortgage-backed securities in which the fund may invest include pass-through certificates, REMICs and CMOs.

         [bullet] Debt securities of foreign governments and companies. Foreign securities in which the fund may invest are those issued by foreign governments and companies in developed countries considered creditworthy by the adviser and emerging market countries.

         [bullet] U.S. Government Securities. U.S. Government securities in which the fund may invest include U.S. Treasury Obligations and securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities which are supported by any of the following: the full faith and credit of the U.S. Government (such as Government National Mortgage Association (GNMA) certificates); the borrower's right to a specific line of credit at the U.S. Treasury; the discretionary authority of the U.S. Government to purchase obligations from the issuer; and the creditworthiness of the instrumentality. U.S. Government securities may be denominated in foreign currencies.

The fund may invest in below investment grade securities. The adviser uses its own credit and investment analysis and the ratings assigned by nationally recognized statistical rating organizations (NSROs) to select below investment grade securities for purchase. Below investment grade securities are in the lower credit rating categories, or if unrated, of comparable, limited quality. The high yields on these securities often reflect the greater risks associated with investing in this type of security.

The fund may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government related, and private organizations. These securities provide a monthly payment consisting of both principal and interest payments. In effect, these payments are a "pass through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans. Mortgage-backed securities also include Collateralized Mortgage Obligations
(CMOs) which generally includes debt instruments collateralized by mortgage loans or mortgage pass-throughs. Additional payments on mortgage-backed securities are caused by repayment of principal resulting from the sale of the underlying property, refinancing or foreclosure. These prepayments are difficult to predict. This variability of prepayments will

Phoenix-Goodwin Strategic Income Fund  37
tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.


RISKS RELATED TO INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

GENERAL
The fund's focus is to maximize current income. The adviser intends to adjust the proportion of the fund's assets invested in the various sectors and to select investments that it believes provide the best relevant values and best return potential while preserving capital. If the adviser misjudges the return potential of one sector relative to another, the fund's returns may be lower than prevailing returns, and the fund's income available for distribution to shareholders may be less, on a relative basis, than other fixed income opportunities. Similarly, if the adviser misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the fund, the fund's income available for distribution to shareholders may decrease. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

The value of your shares is based on the market value of the fund's investments. In the case of fixed income securities and other securities that have relatively fixed levels of return, the value of the security will be directly affected by trends in interest rates and the overall condition of credit markets. For example, in times of rising interest rates, the value of these types of securities tends to decrease. When interest rates fall, the value of these securities tends to rise.

In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.

BELOW INVESTMENT GRADE SECURITIES
The fund may invest in securities that will ordinarily be in the lower rating categories of NSRROs or be of comparable, limited quality. Although these securities provide greater income and opportunity for capital appreciation than investments in higher-grade securities, they also typically entail greater price volatility, and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Lower-rated securities may not trade as often and may be less liquid than higher-rated securities. Fund expenses could increase if the fund were to pursue recovery of missed income payments. Achievement of fund goals will also be more dependent on the adviser's ability to select fund investments than if the fund invested in securities in higher rating categories. Analysis of the creditworthiness of issuers of below investment grade securities may be more

38 Phoenix-Goodwin Strategic Income Fund complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk.

UNRATED SECURITIES
The fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities but, due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser to accurately predict risk.

U.S. GOVERNMENT SECURITIES
Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.

PASS-THROUGH SECURITIES
It is difficult to predict cash flows from pass-through securities. Decreasing interest rates may negatively affect the value of these securities. Payments of principal and interest on the underlying mortgages may be allocated among classes in a variety of ways and the inability to determine specific amounts and timing of prepayments of the underlying loans make it difficult to accurately predict cash flow. In the event of high prepayments, the fund may be required to invest these proceeds at a lower interest rate, causing the fund to earn less than if the prepayments had not occurred.

FOREIGN INVESTING
The fund may invest in non-U.S. issuers. Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include:

         [bullet] differences in accounting, auditing and financial reporting standards;

         [bullet] generally higher commission rates on foreign portfolio transactions;

         [bullet] differences and inefficiencies in transaction settlement systems;

         [bullet]  the possibility of expropriation or confiscatory taxation;

         [bullet] adverse changes in investment or exchange control regulations;

         [bullet]  political instability; and

         [bullet]  potential restrictions on the flow of international capital.

Political and economic uncertainty, as well as less public information about investments, may negatively impact the fund's portfolio.

                                       Phoenix-Goodwin Strategic Income Fund  39

Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund. Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
Portions of the fund's assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value ("share price") and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

On January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the fund to certain risks including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:

         [bullet] Known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

         [bullet] Competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

         [bullet] Issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

         [bullet] Currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

         [bullet]  Potential tax consequences.

40 Phoenix-Goodwin Strategic Income Fund

EMERGING MARKET INVESTING
The fund may invest in companies located in emerging market countries and regions. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitations in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

LONG-TERM MATURITIES
Long-term maturities present a greater risk that economic and market conditions may negatively impact expected returns of a security. Typically, securities with long-term maturities are more sensitive to interest rate movements than shorter-term securities. Small increases or decreases in interest rates will have a greater effect on securities with longer maturities than on shorter-term maturities because the change will effect the security for a longer period of time.

TURNOVER RATE
Each time a security is bought or sold, the fund incurs certain costs associated with the transaction. The more transactions, the higher the overall cost to the fund. Fund performance may be negatively affected by these increased costs. Likewise, frequent sales that result in gains to the fund could increase the amount of capital gains distributions to you, the shareholder. Increased capital gains distributions could result in greater tax liability to you.

IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS
The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER
Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser

 Phoenix-Goodwin Strategic Income Fund  41
for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

-----------------------------------------------------------------------------------------------------------------
                                         $1st billion      $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                           0.55%                      0.50%                      0.55%
-----------------------------------------------------------------------------------------------------------------

The adviser has voluntarily agreed to assume operating expenses of the fund (excluding management fees, distribution and service fees, interest, taxes, brokerage fees, commissions and extraordinary expenses) until December 31, 1999, to the extent that such expenses exceed 0.20% of the average annual net asset values for the fund.

During the fund's last fiscal year, the fund paid total management fees of $35,019. The ratio of management fees to average net assets for the fiscal year ended November 30, 1998 was 0.52%. Prior to March 27, 1998, the fund paid Phoenix an investment management fee at the annual rate of 0.50% of the fund's net assets up to $1 billion, 0.45% of the fund's net assets between $1 billion and $2 billion, and $0.40% of the fund's net assets over $2 billion.

PORTFOLIO MANAGEMENT
David L. Albrycht has been the Portfolio Manager of the fund since August 1993. As such, Mr. Albrycht is primarily responsible for the day-to-day management of the fund. Since August 1994, Mr. Albrycht has been a Vice President and Portfolio Manager of Phoenix Multi-Sector Fixed Income Fund, Inc. Since August 1993, Mr. Albrycht has also been the Portfolio Manager of Phoenix Multi-Sector Short Term Bond Fund. Mr. Albrycht has been Vice President of The Phoenix Edge Series Fund and Phoenix Series Fund since 1997. He also served as a Vice President of Phoenix between May 1995 and September 1996, and, presently, is a Managing Director, Fixed Income. Until November 1995, Mr. Albrycht was a Portfolio Manager of Phoenix Home Life Mutual Life Insurance Company and he has held various investment management positions with Phoenix Home Life during the last five years.


42 Phoenix-Goodwin Strategic Income Fund

IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS
The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.

                                       Phoenix-Goodwin Strategic Income Fund  43

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
Phoenix-Goodwin Tax-Exempt Bond Fund has an investment objective of producing as high a level of current income exempt from federal income taxation as is consistent with the preservation of capital. There is no guarantee that the fund will achieve the objective.

PRINCIPAL INVESTMENT STRATEGIES
[arrow] The adviser selects fund investments using an analytical approach which focuses on:

         [bullet] the relative value of a security considering the security's credit rating;

         [bullet]  the structure of the security;

         [bullet]  geographic opportunities; and

         [bullet]  sector relationships.

[arrow] Under normal market conditions, the fund will invest at least 80% of its net assets in municipal securities, the income from which is fully exempt from federal income taxation and that are rated within the four highest rating categories.

[arrow] Under normal market conditions, the fund will invest at least 65% of its total assets in municipal bonds the income from which is fully exempt from federal income tax.

[arrow] The fund will attempt to minimize risk through diversification by investing no more than 25% of its total assets in municipal securities issued by one state or territory.

[arrow] The fund may invest up to 20% of its net assets in qualified "private activity" industrial development bonds and taxable fixed income obligations.

[arrow] The fund may invest up to 20% of its total assets in unrated municipal securities.

[arrow]  The fund may invest in variable and floating rate municipal securities.

PRINCIPAL RISKS
If you invest in this fund, you risk that you may lose your investment.

The adviser intends to select investments that it believes will provide high current income that is exempt from federal income taxation. If the adviser misjudges the ability of issuers to make scheduled principal and interest payments, the fund's income available for distribution may be less than other funds. In addition, tax-exempt securities may not provide a higher after tax return than taxable securities.

44 Phoenix-Goodwin Tax-Exempt Bond Fund

The fund will invest in municipal securities. Principal and interest payments may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so-called "revenue bonds"). In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales.

The fund may invest in unrated securities. Unrated securities may not have as broad a market as rated securities and it can be more difficult for the adviser to assess their risk as compared to rated securities.

The fund may continue to hold securities whose credit ratings drop to below investment grade after purchase. Below investment grade securities (so-called "junk bonds") present a greater risk that the issuer will not be able to make interest and principal payments on time. If this happens, the fund would lose income and could expect a decline in the market value of the security.

The fund may invest in municipal securities with longer maturities. Municipal securities with longer maturities may be subject to greater price fluctuations due to interest rates, tax laws and other general market factors than securities with shorter maturities.

The fund may invest in securities with variable and floating rates. Securities with variable and floating rates are more susceptible to interest rate fluctuations, and it is more difficult for the adviser to assess their potential return.


                                       Phoenix-Goodwin Tax-Exempt Bond Fund  45

PERFORMANCE TABLES
The bar chart below provides an indication of the risks of investing in the Phoenix-Goodwin Tax-Exempt Bond Fund by showing changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual return for one, five and ten years compares to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

TAX-EXEMPT BOND FUND

[graphic omitted]

Calendar Year      Annual Return (%)
    1989               11.00
    1990                6.32
    1991               11.41
    1992               10.65
    1993               13.44
    1994               -7.41
    1995               18.21
    1996                3.05
    1997                8.33
    1998                3.10

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 8.07% (quarter ending March 31, 1995) and the lowest return for a quarter was (6.00)% (quarter ending March 31, 1994).

------------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/98)(1)      One Year       Five Years      Ten Years      Life of the Fund(2)
------------------------------------------------------------------------------------------------------------------
   Class A Shares                             -1.78%            3.7%           7.07%               7.35%
------------------------------------------------------------------------------------------------------------------
   Class B Shares                             -1.32%           N/A             N/A                 4.65%
------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Municipal
   Bond Index(1)                               6.48%            6.23%          8.22%               8.25%
------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A Shares since July 15, 1988 and Class B Shares since March 16, 1994.

(3) The Lehman Brothers Municipal Bond Index is an unmanaged, commonly used measure of long-term, investment-grade, tax-exempt municipal bond total return performance. The Lehman Brothers Municipal Bond Index performance does not reflect sales charges.

46 Phoenix-Goodwin Tax-Exempt Bond Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                    SHARES                      SHARES
                                                                    ------                      ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        4.75%                       None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                        5%(a)
Maximum Sales Charge (load) Imposed on Reinvested Dividends          None                        None
Redemption Fee                                                       None                        None
Exchange Fee                                                         None                        None
                                                          --------------------------------------------------------

                                                                    CLASS A                    CLASS B
                                                                    SHARES                      SHARES
                                                                    ------                      ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.45%                      0.45%
Distribution and Service (12b-1) Fees (b)                            0.25%                      1.00%
Other Expenses                                                       0.27%                      0.27%
TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.97%                      1.72%
---------------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   Class             1 year      3 years        5 years        10 years
--------------------------------------------------------------------------------
   Class A            $569         $769          $986           $1,608
--------------------------------------------------------------------------------
   Class B            $575         $742          $933           $1,831
--------------------------------------------------------------------------------

                                       Phoenix-Goodwin Tax-Exempt Bond Fund  47

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   Class            1 year       3 years        5 years        10 years
--------------------------------------------------------------------------------
   Class A           $569         $769           $986           $1,608
--------------------------------------------------------------------------------
   Class B           $175         $542           $933           $1,831
--------------------------------------------------------------------------------


INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Phoenix-Goodwin Tax-Exempt Bond Fund has an investment objective of producing as high a level of current income exempt from federal income taxation as is consistent with the preservation of capital. There is no guarantee that the fund will achieve the objective.

PRINCIPAL INVESTMENT STRATEGIES
The adviser selects fund investments using an analytical approach which focuses on:

         [bullet] The relative value of a security considering the security's credit rating. The adviser seeks to identify those securities that have stable to improving credit ratings and that the adviser believes are undervalued.

         [bullet] The structure of the security. The adviser will look at the coupon rate, calls, maturity and average life of a security.

         [bullet] Geographic opportunities. The adviser seeks to identify areas, regions and countries that are experiencing economic growth.

         [bullet] Sector relationships. The adviser seeks to identify those sectors that are experiencing improved fundamentals or that are undervalued.

Under normal market conditions, the fund will invest at least 80% of its net assets in municipal securities, the income from which is fully exempt from federal income taxation and that are rated within the four highest rating categories. Municipal securities means obligations, including municipal bonds and notes and tax-exempt commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest from which is, in the opinion of counsel to the issuers of such securities, exempt from federal income taxation.

Under normal market conditions, the fund will invest at least 65% of its total assets in municipal bonds the income from which is fully exempt from federal income taxation.

48  Phoenix-Goodwin Tax-Exempt Bond Fund

The fund will attempt to minimize risk through diversification by investing no more than 25% of its total assets in the municipal securities issued by one state or territory.

The fund may invest up to 20% of its net assets in qualified "private activity" industrial development bonds and taxable fixed income obligations. The income from qualified "private activity" industrial development bonds will be exempt from federal income taxation, but it is included in the federal alternative minimum tax calculation. Taxable fixed income obligations in which the fund may invest include: U.S. government obligations, high-investment-grade corporate debt securities, high-investment-grade commercial paper, certificates of deposit and repurchase agreements with banks, brokers and dealers considered by the fund to be creditworthy.

The fund may invest up to 20% of its total assets in unrated municipal securities.

The fund may invest in variable and floating rate municipal securities.

Temporary Defensive Strategy: The fund may invest all of its assets in U.S. government obligations, high-investment-grade corporate debt securities, high-investment-grade commercial paper, certificates of deposit and repurchase agreements with banks, brokers and dealers considered by the fund to be trustworthy for temporary defensive purposes. In such instances, the fund may not achieve its stated objective.


RISKS RELATED TO INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

GENERAL
The fund's focus is high income that is exempt from federal taxes. The adviser intends to select investments that it believes will provide high current income that is exempt from federal income taxation. If the adviser misjudges the ability of issuers to make scheduled principal and interest payments, the fund's income available for distribution may be less than other funds. In addition, tax-exempt securities may not provide a higher after-tax return than taxable securities.

In additional to these general risks of investing in the fund, there are several specific risks of investing in the fund that should be noted.

MUNICIPAL SECURITIES
The fund will invest in municipal securities. Principal and interest payments may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so-called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal


                                       Phoenix-Goodwin Tax-Exempt Bond Fund  49
securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund.

UNRATED SECURITIES
The fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities but, due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser to accurately predict risk.

BELOW INVESTMENT GRADE SECURITIES
The fund may continue to hold securities that drop into the lower-rating categories of NRSROs or are of comparable, but limited quality. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Lower-rated securities may not trade as often and may be less liquid than higher-rated securities. Fund expenses could increase if the fund were to pursue recovery of missed income payments. Achievement of fund goals will also be more dependent on the adviser's ability to select fund investments than if the fund invested in securities in higher-rating categories. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult for the adviser to accurately predict risk.

LONG-TERM MATURITIES
The fund may invest in municipal securities with longer maturities. Municipal securities with longer maturities may be subject to greater price fluctuations due to interest rates, tax laws and other general market factors than securities with shorter maturities.

VARIABLE AND FLOATING RATE SECURITIES
The fund may invest in securities with variable and floating rates. Securities with variable and floating rates are more susceptible to interest rate fluctuations and it is more difficult for the adviser to assess their potential return.

IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS
The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.


50  Phoenix-Goodwin Tax-Exempt Bond Fund

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER
Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

-----------------------------------------------------------------------------------------------------------------
                                         $1st billion      $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                           0.45%                      0.40%                      0.35%
-----------------------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $544,278. The ratio of management fees to average net assets for the fiscal year ended November 30, 1998 was 0.45%.

PORTFOLIO MANAGEMENT
Timothy Heaney has served as Portfolio Manager of the Tax-Exempt Bond Fund since September 1997 and, as such, is primarily responsible for the day-to-day management of the fund. Mr. Heaney is also the Portfolio Manager of Phoenix California Tax-Exempt Bonds, Inc. and, from March 1996 to September 1997, he served as Co-Manager. Mr. Heaney is Vice President of the fund and served as Director, Fixed Income Research of Phoenix from 1996 to 1998. Since 1998, he is managing Director, Fixed Income of Phoenix. From 1995 to 1996, he was an Investment Analyst with Phoenix, and, from 1992 to 1994, he was an Investment Analyst with Phoenix Home Life Mutual Insurance Company.


                                       Phoenix-Goodwin Tax-Exempt Bond Fund  51

IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS
The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.

52  Phoenix-Goodwin Tax-Exempt Bond Fund

PHOENIX-SENECA MID CAP FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
Phoenix-Seneca Mid Cap Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[arrow] The adviser is responsible for managing the fund's investment program and the general operation of the fund. The subadviser manages the investments of the fund by selecting securities of companies that meet certain fundamental standards and that the subadviser believes have the potential to appreciate.

[arrow] Under normal circumstances, the fund will invest at least 65% of its total assets in the common stock of companies with market capitalizations between $1 billion and $10 billion.

[arrow] The fund may invest any amount of its assets in any class or type of security believed by the subadviser to offer the potential for capital appreciation over the intermediate and long terms, including preferred stocks, bonds, convertible preferred stocks, and convertible debentures. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments.

[arrow] Diversification among market sectors will be a factor in selecting securities for the fund. However, the subadviser will put greater emphasis on selecting securities it believes have good potential for appreciation rather than upon wide diversification.

[arrow] The fund may invest up to one-third of its assets in securities of foreign (non-U.S.) issuers.

[arrow] The fund may invest up to 10% of its total assets in below investment grade bonds (commonly referred to as "junk bonds").

PRINCIPAL RISKS
If you invest in this fund, you risk that you may lose your investment.

The fund will seek to increase the value of your shares by investing in securities that the adviser expects to increase in value. Most of the fund's investments will be in common stocks of companies with medium capitalizations. Conditions affecting the overall economy, specific industries, or companies in which the fund invests can be worse than expected. As a result, the value of your shares may decrease. The fund may also be subject to greater risks than a fund that invests in a broader range of securities that do not have appreciation potential.

Phoenix-Seneca Mid Cap Fund  53

The fund may invest in companies in foreign countries. Political and economic uncertainty, as well as less public information about investments, may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

The fund may invest in below investment grade securities (so-called "junk bonds"). Below investment grade securities present a greater risk that the issuer will not be able to make principal and interest payments on time. If this happens, the fund would lose income and could expect a decline in the market value of its securities.

PERFORMANCE TABLES
The bar chart below provides an indication of the risks of investing in the Phoenix-Seneca Mid Cap Fund by showing changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

MID CAP FUND

[graphic omitted]

Calendar Year      Annual Return (%)
    1990               20.47
    1991               47.93
    1992                8.14
    1993               10.13
    1994               -3.84
    1995               30.84
    1996                8.55
    1997               13.21
    1998               19.78

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 28.79% (quarter ending December 31, 1998) and the lowest return for a quarter was (16.14)% (quarter ending September 30, 1998).

54  Phoenix-Seneca Mid Cap Fund


-----------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/98)(1)                 One Year            Five Years      Life of the Fund(2)
-----------------------------------------------------------------------------------------------------------------
   Class A Shares                                        14.07%               12.03%               16.20%
-----------------------------------------------------------------------------------------------------------------
   Class B Shares                                        15.16%                 N/A                14.97%
-----------------------------------------------------------------------------------------------------------------
   S&P MidCap 400(3)                                     19.11%               18.85%               17.99%
-----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A Shares since November 1, 1989, and Class B Shares since July 18,
1994.

(3) The S&P MidCap 400 is an unmanaged commonly used measure of total return performance of mid-capitalization companies. The S&P MidCap 400's performance does not reflect sales charges.


FUND EXPENSES
--------------------------------------------------------------------------------
This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                    SHARES                      SHARES
                                                                    ------                      ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        4.75%                       None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                        5%(a)
Maximum Sales Charge (load) Imposed on Reinvested Dividends          None                        None
Redemption Fee                                                       None                        None
Exchange Fee                                                         None                        None
                                                          --------------------------------------------------------

                                                                    CLASS A                    CLASS B
                                                                    SHARES                      SHARES
                                                                    ------                      ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.75%                      0.75%
Distribution and Service (12b-1) Fees (b)                            0.25%                      1.00%
Other Expenses                                                       0.30%                      0.30%
                                                                     -----                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.30%                      2.05%
                                                                     =====                      =====
---------------------------


(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

                                                 Phoenix-Seneca Mid Cap Fund  55

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   Class            1 year        3 years       5 years        10 years
--------------------------------------------------------------------------------
   Class A           $601          $868          $1,154         $1,968
--------------------------------------------------------------------------------
   Class B           $608          $843          $1,103         $2,187
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   Class            1 year        3 years       5 years        10 years
--------------------------------------------------------------------------------
   Class A           $601          $868          $1,154         $1,968
--------------------------------------------------------------------------------
   Class B           $208          $643          $1,103         $2,187
--------------------------------------------------------------------------------


INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Phoenix-Seneca Mid Cap Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
The fund contracts with an adviser, Phoenix Investment Counsel, Inc., to manage the fund's investment program and to be responsible for the general operation of the fund. It also contracts with a subadviser, Seneca Capital Management LLC, to manage investments of the fund. The subadviser selects common stocks of mid-cap companies that it believes have the potential to appreciate. However, since common stocks do not always afford the greatest promise for capital appreciation, the fund may invest any amount of its assets in any class or type of security believed by the subadviser to offer the potential for capital appreciation over both the intermediate and long terms.

56  Phoenix-Seneca Mid Cap Fund

Diversification among market sectors will be a factor in selecting securities for the fund. However, the adviser will put greater emphasis on selecting securities it believes have good potential for appreciation rather than upon wide diversification.

The fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into, or exchanged for, a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. Convertible securities have several unique investment characteristics, such as:

         [bullet] Higher yields than common stocks but lower yields than comparable non-convertible securities;

         [bullet] Typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts; and

         [bullet] The potential for capital appreciation if the market price of the underlying common stock increases.

The fund may invest up to one-third of its assets in securities of foreign (non-U.S.) issuers. The fund may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities.

The fund may invest up to 10% of its total assets in securities that will ordinarily be in the lower rating categories of nationally recognized statistical rating organizations ("NRSROs") or be nonrated securities that the subadviser believes to be of comparable, limited quality (so-called "junk bonds"). Junk bonds generally pay higher current income but may present a greater risk that the issuer will not be able to make principal and interest payments on time.

Temporary Defensive Strategy: The subadviser, at its discretion, may invest in any type of security that appears advantageous on the combined considerations of risk and the protection of capital, cash retentions, or invest all or part of its assets in cash equivalents for temporary defensive purposes such as when the market for growth stocks is adverse. When this happens, the fund may not achieve its investment objective.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.


RISKS RELATED TO INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

GENERAL
The fund's focus is long-term capital appreciation. The subadviser intends to invest fund assets so that your shares increase in value. However, the value of the fund's investments that support your share value can decrease as well as increase. If, between the time you purchase shares and


                                                 Phoenix-Seneca Mid Cap Fund  57
the time you sell shares, the value of the fund's investments decreases, you will lose money. The value of the fund's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the fund's investments are affected by general economic declines, declines in industries and interest rate changes that negatively affect the companies in which the fund invests may cause fund share values to decline. Share values can also decline if the specific companies selected for fund investment fail to perform as the subadviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.

SMALL AND MEDIUM MARKET CAPITALIZATION INVESTING
The fund will invest in companies with medium and small capitalization. Companies with small- to medium-sized capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small- to medium-sized capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from small- to medium-sized capitalization companies can be highly volatile. Small- and medium-sized companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Small- to medium-sized capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

Focusing fund investments in mid-cap companies may also subject the fund to greater risks than a fund that invests in a broad range of securities that do not have the potential to appreciate. Investment returns may be less for mid-cap companies with appreciation potential because return is more dependent on market increases and decreases as compared to stocks that provide dividend payments. Should the market decline, the share value of mid-cap companies may decline at a sharper rate than larger, dividend-paying companies.

BELOW INVESTMENT GRADE SECURITIES
The fund may invest in securities that will ordinarily be in the lower-rating categories of NRSROs or be of comparable, limited quality. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Lower-rated securities may not trade as often and may be less liquid than higher-rated securities. Fund expenses could increase if the fund were to pursue recovery of missed income payments.

58  Phoenix-Seneca Mid Cap Fund

Achievement of fund goals will also be more dependent on the adviser's ability to select fund investments than if the fund invested in securities in higher rating categories. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk.

IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS
The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISERS
Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Seneca Capital Management LLC ("Seneca") is the investment subadviser to the fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadviser to two other mutual funds and as investment adviser to institutions and individuals. As of December 31, 1998, Seneca had $5.9 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP ("GMG/Seneca")) an investment adviser since 1989.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the fund. Seneca, as subadviser, is responsible for day-to-day management of the fund's portfolio. Seneca manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.


                                                  Phoenix-Seneca Mid Cap Fund 59

-----------------------------------------------------------------------------------------------------------------
                                           $1st billion      $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                             0.75%                      0.70%                      0.65%
-----------------------------------------------------------------------------------------------------------------

Phoenix pays Seneca a subadvisory fee at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                           $1st billion      $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Subadvisory Fee                            0.375%                     0.350%                     0.325%
-----------------------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $2,476,987. The ratio of management fees to average net assets for the fiscal year ended November 30, 1998 was 0.75%. The total advisory fee of 0.75% of the aggregate net assets of the fund is greater than that for most mutual funds; however, the Trustees have determined that it is comparable to fees charged by other mutual funds whose investment objectives are similar to those of the fund.

PORTFOLIO MANAGEMENT
Investment and trading decisions for the fund are made by a team of managers and analysts headed by Gail P. Seneca. The team leaders, which include Ms. Seneca, Richard D. Little and Ronald K. Jacks, are primarily responsible for the day-to-day decisions related to the fund.

Gail P. Seneca. Since January 1998, Ms. Seneca has also served as Co-Manager of Phoenix Equity Opportunities Series of Phoenix Strategic Equity Series Fund and, since June 1998, she has served as Co-Manager of the fund. Ms. Seneca also serves as a team leader for each of the Phoenix-Seneca Funds. Ms. Seneca has been the Chief Executive and Investment Officer of Seneca or GMG/Seneca since November 1989. From October 1987 until October 1989, she was Senior Vice President of the Asset Management Division of Wells Fargo Bank, and, from October 1983 to September 1987, she was Investment Strategist and Portfolio Manager for Chase Lincoln Bank, heading the fixed income division.

Richard D. Little. Since January 1998, Mr. Little has served as Co-Manager of Phoenix Equity Opportunities Series of Phoenix Strategic Equity Series Fund, and, since June 1998, he has served as Co-Manager of the fund. Mr. Little also serves as a team leader for Phoenix-Seneca Growth Fund and Phoenix-Seneca Mid-Cap "EDGESM" Fund. Mr. Little has been Director of Equities with Seneca or GMG/Seneca since December 1989. Before he joined GMG/Seneca, Mr. Little held positions as an analyst, board member, and regional manager with Smith Barney, NatWest Securities, and Montgomery Securities.



60  Phoenix-Seneca Mid Cap Fund

Ronald K. Jacks. Mr. Jacks has served as Co-Manager of the fund since June 1998. Mr. Jacks was Secretary of the Phoenix-Seneca Funds from February 1996 through February 1998. Mr. Jacks was a Trustee of Seneca Funds from February 1996 through June 1997. Since July 1990, Mr. Jacks has been a Portfolio Manager of GMG/Seneca, and, since July 1996, he has been a portfolio manager of Seneca.


IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS
The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.


                                                 Phoenix-Seneca Mid Cap Fund  61

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?
The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

         [bullet] adding the values of all securities and other assets of the fund,

         [bullet]  subtracting liabilities, and

         [bullet] dividing by the total number of outstanding shares of the fund.

Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities that are deducted for the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. Trading of securities held by the fund in foreign markets may negatively or positively impact the value of such securities on days when the fund neither trades securities nor calculates its net asset values (i.e., weekends and certain holidays).

AT WHAT PRICE ARE SHARES PURCHASED?
All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in

62  Phoenix Multi-Portfolio Fund
full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?
The fund presently offers two classes of shares of each fund, and one additional class of shares of the International Fund, the Emerging Markets Bond Fund and the Strategic Income Fund. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders. The distribution and service fees represent an asset-based sales charge that for a long term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

WHAT ARRANGEMENT IS BEST FOR YOU?
The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first 5 years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B and C Shares" below. This charge declines to 0% over a period of 5 years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically

                                                Phoenix Multi-Portfolio Fund  63
convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. (International Fund, Emerging Markets Bond Fund and Strategic Income Fund only.) If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B and C Shares" below. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                SALES CHARGE AS
                                                A PERCENTAGE OF
                              --------------------------------------------------
AMOUNT OF                                                       NET
TRANSACTION                                OFFERING            AMOUNT
AT OFFERING PRICE                           PRICE             INVESTED
--------------------------------------------------------------------------------
Under $50,000                                4.75%              4.99%
$50,000 but under $100,000                   4.50               4.71
$100,000 but under $250,000                  3.50               3.63
$250,000 but under $500,000                  3.00               3.09
$500,000 but under $1,000,000                2.00               2.04
$1,000,000 or more                           None               None

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B AND C SHARES
Class B and C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gains distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are


64  Phoenix Multi-Portfolio Fund
considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES
  Year         1         2         3        4          5        6+
--------------------------------------------------------------------------------
CDSC           5%        4%        3%       2%         2%       0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES
  Year         1         2+
--------------------------------------------------------------------------------
CDSC           1%        0%


YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

STEP 1.
Your first choice will be the initial amount you intend to invest.

Minimum initial investments:

         [bullet] $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

         [bullet] There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         [bullet]  $500 for all other accounts.

Minimum ADDITIONAL investments:

         [bullet]  $25 for any account.

         [bullet] There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.


                                                Phoenix Multi-Portfolio Fund  65

STEP 2.
Your second choice will be what class of shares to buy. The fund offers three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         [bullet] Receive both dividends and capital gain distributions in additional shares

         [bullet] Receive dividends in cash and capital gain distributions in additional shares

         [bullet]  Receive both dividends and capital gain distributions in cash

No interest will be paid on uncashed distribution checks.


HOW TO BUY SHARES
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                                     To Open An Account
 -------------------------------------------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may
                                     charge a fee.
 -------------------------------------------------------------------------------
 Through the mail                    Complete a New Account Application and send
                                     it with a check payable to the fund. Mail
                                     them to: State Street Bank, P.O. Box 8301,
                                     Boston, MA 02266-8301.
 -------------------------------------------------------------------------------
 By Federal Funds wire               Call us at (800)243-1574 (press 1, then 0).
 -------------------------------------------------------------------------------
 By Investo-Matic                    Complete the appropriate section on the
                                     application and send it with your initial
                                     investment payable to the fund. Mail them
                                     to: State Street Bank, P.O. Box 8301,
                                     Boston, MA 02266-8301.
 -------------------------------------------------------------------------------
 By telephone exchange               Call us at (800)243-1574 (press 1, then 0).
 -------------------------------------------------------------------------------


66  Phoenix Multi-Portfolio Fund

HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B or C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

--------------------------------------------------------------------------------
                                     To Sell Shares
--------------------------------------------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may
                                     charge a fee.
--------------------------------------------------------------------------------
Through the mail                     Send a letter of instruction and
                                     any share certificates (if you hold
                                     certificate shares) to: State Street Bank,
                                     P.O. Box 8301, Boston, MA 02266-8301. Be
                                     sure to include the registered owner's
                                     name, fund and account number, number of
                                     shares or dollar value you wish to sell.
--------------------------------------------------------------------------------
By telephone                         For sales up to $50,000 requests can be
                                     made by calling (800)243-1574.
--------------------------------------------------------------------------------
By telephone exchange                Call us at (800)243-1574 (press 1, then 0).
--------------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.


                                                Phoenix Multi-Portfolio Fund  67

REDEMPTIONS BY MAIL
[arrow]  Send a clear letter of instructions if all of these apply:

         [bullet] Your shares are registered individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

         [bullet]  The proceeds do not exceed $50,000.

         [bullet] The proceeds are payable to the registered owner at the address on record.

[arrow] Send a clear letter of instructions with a signature guarantee when any of these apply:

         [bullet]  You are selling more than $50,000 worth of shares.

         [bullet] The name or address on the account has changed within the last 60 days.

         [bullet] You want the proceeds to go to a different name or address than on the account.

If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

The signature on your request must be guaranteed by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

68  Phoenix Multi-Portfolio Fund

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE
For 180 days after you sell your Class A, B or C shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at
(800)243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS
Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

EXCHANGE PRIVILEGES
You should read the prospectus carefully before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at
(800)243-4361 or accessing our Web site at www.phoenixinvestments.com.

         [bullet] You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A.

         [bullet] Exchanges may be made by phone ((800)243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         [bullet] The amount of the exchange must be equal to or greater than the minimum initial investment required.

         [bullet] The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

         [bullet] Because excessive trading can hurt fund performance and harm other shareholders, the fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.

                                                Phoenix Multi-Portfolio Fund  69

RETIREMENT PLANS
Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800)243-4361.


INVESTOR SERVICES
--------------------------------------------------------------------------------

Investo-Matic is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

Systematic Exchange allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application.

Telephone Exchange lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application.

Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The fund plans to make distributions from net investment income at intervals stated on the table below and to distribute net realized capital gains, if any, at least annually.


70  Phoenix Multi-Portfolio Fund

--------------------------------------------------------------------------------
   FUND                                     DIVIDEND PAID
--------------------------------------------------------------------------------
   International Fund                        Semiannually
--------------------------------------------------------------------------------
   Real Estate Securities Fund                Quarterly
--------------------------------------------------------------------------------
   Emerging Markets Bond Fund                  Monthly
--------------------------------------------------------------------------------
   Strategic Income Fund                       Monthly
--------------------------------------------------------------------------------
   Tax-Exempt Bond Fund                        Monthly
--------------------------------------------------------------------------------
   Mid Cap Fund                              Semiannually
--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gains distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


                                                Phoenix Multi-Portfolio Fund  71

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



These tables are intended to help you understand the funds' financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.


PHOENIX-ABERDEEN INTERNATIONAL FUND

                                                                         CLASS A
                                            ------------------------------------------------------------------
                                                                 YEAR ENDED NOVEMBER 30,
                                             1998           1997           1996          1995           1994
                                             ----           ----           ----          ----           ----
Net asset value, beginning of period        $13.89         $14.48        $12.20         $12.63         $11.16
INCOME FROM INVESTMENT OPERATIONS(3)
   Net investment income (loss)               0.06(1)        0.03(1)       0.04(1)        0.03(1)       (0.01)
   Net realized and unrealized gain           3.27           1.01          2.28           0.42           1.48
                                             -----          -----         -----          -----          -----
     TOTAL FROM INVESTMENT OPERATIONS         3.33           1.04          2.32           0.45           1.47
                                             -----          -----         -----          -----          -----
LESS DISTRIBUTIONS
   Dividends from net investment income         --          (0.29)           --             --             --
   Dividends from net realized gains         (1.24)         (1.34)        (0.04)         (0.88)            --
                                             -----          -----         -----          -----          -----
     TOTAL DISTRIBUTIONS                     (1.24)         (1.63)        (0.04)         (0.88)            --
                                             -----          -----         -----          -----          -----
Change in net asset value                     2.09          (0.59)         2.28          (0.43)          1.47
                                             -----          -----         -----          -----          -----
NET ASSET VALUE, END OF PERIOD              $15.98         $13.89        $14.48         $12.20         $12.63
                                            ======         ======        ======         ======         ======
Total return(2)                              26.17%          8.21%        19.03%          4.12%         13.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $171,463       $131,338      $135,524       $129,352       $167,918
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.37%          1.56%         1.57%          1.70%          1.47%
   Net investment income (loss)               0.40%          0.22%         0.33%          0.23%          0.20%
Portfolio turnover                             104%           167%          151%           236%           186%
----------

(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.

(3) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.


72   Phoenix Multi-Portfolio Fund

--------------------------------------------------------------------------------



PHOENIX-ABERDEEN INTERNATIONAL FUND

                                                                   CLASS B
                                             ------------------------------------------------------------------
                                                                                                         FROM
                                                                                                      INCEPTION
                                                   YEAR ENDED NOVEMBER 30,                            7/15/94 TO
                                             1998           1997           1996          1995          11/30/94
                                             ----           ----           ----          ----          --------
Net asset value, beginning of period        $13.56         $14.22         $12.07        $12.60         $12.80
INCOME FROM INVESTMENT OPERATIONS(5)
   Net investment income (loss)              (0.05)(1)      (0.08)(1)      (0.05)(1)     (0.07)(1)      (0.01)
   Net realized and unrealized gain (loss)    3.17           1.00           2.24          0.42          (0.19)
                                             -----          -----          -----         -----          -----
     TOTAL FROM INVESTMENT OPERATIONS         3.12           0.92           2.19          0.35          (0.20)
                                             -----          -----          -----         -----          -----
LESS DISTRIBUTIONS
   Dividends from net investment income         --          (0.24)            --            --             --
   Dividends from net realized gains         (1.24)         (1.34)         (0.04)        (0.88)            --
                                             -----          -----          -----         -----          -----
     TOTAL DISTRIBUTIONS                     (1.24)         (1.58)         (0.04)        (0.88)            --
                                             -----          -----          -----         -----          -----
Change in net asset value                     1.88          (0.66)          2.15         (0.53)         (0.20)
                                             -----          -----          -----         -----          -----
NET ASSET VALUE, END OF PERIOD              $15.44         $13.56         $14.22        $12.07         $12.60
                                            ======         ======         ======        ======         ======
Total return(2)                              25.17%          7.37%         18.16%         3.28%         (1.56)%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $17,315        $10,159         $6,955        $3,261         $1,991
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         2.11%          2.31%          2.31%         2.50%          1.93%(3)
   Net investment income (loss)              (0.34)%        (0.55)%        (0.39)%       (0.61)%         0.36%(3)
Portfolio turnover                             104%           167%           151%          236%           186%
----------

(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.

(3) Annualized.

(4) Not annualized.

(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.


                                               Phoenix Multi-Portfolio Fund   73

--------------------------------------------------------------------------------



PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                                                                               Class A
                                                       -------------------------------------------------------
                                                                                                        From
                                                                                                     Inception
                                                           Year Ended November 30,                   3/1/95 to
                                                        1998          1997           1996             11/30/95
                                                        ----          ----           ----             --------
Net asset value, beginning of period                    16.39        $13.14         $10.72            $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                 0.55(4)(5)    0.49(4)(5)     0.53(5)           0.43(4)(5)

   Net realized and unrealized gain                     (3.18)         3.52           2.50              0.55
                                                        -----         -----          -----             -----
     TOTAL FROM INVESTMENT OPERATIONS                   (2.63)         4.01           3.03              0.98
                                                        -----         -----          -----             -----
LESS DISTRIBUTIONS
   Dividends from net investment income                 (0.44)        (0.51)         (0.59)            (0.26)
   Dividends from net realized gains                    (1.07)        (0.25)         (0.02)               --
                                                        -----         -----          -----             -----
     TOTAL DISTRIBUTIONS                                (1.51)        (0.76)         (0.61)            (0.26)
                                                        -----         -----          -----             -----
Change in net asset value                               (4.14)         3.25           2.42              0.72
                                                        -----         -----          -----             -----
NET ASSET VALUE, END OF PERIOD                         $12.25        $16.39         $13.14            $10.72
                                                       ======        ======         ======            ======
Total return(1)                                        (17.42)%       31.44%         29.20%             9.87%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $24,686       $36,336        $22,872           $13,842
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.31%         1.30%          1.30%             1.30%(2)
   Net investment income                                 3.79%         3.34%          4.55%             5.79%(2)
Portfolio turnover                                         11%           54%            24%                9%(3)
----------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

(4) Computed using average shares outstanding.

(5) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.04, $0.07 and $0.12, respectively.


74   Phoenix Multi-Portfolio Fund

--------------------------------------------------------------------------------



PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                                                                               CLASS B
                                                       -------------------------------------------------------
                                                                                                        FROM
                                                                                                     INCEPTION
                                                           YEAR ENDED NOVEMBER 30,                   3/1/95 TO
                                                        1998          1997           1996             11/30/95
                                                        ----          ----           ----             --------
Net asset value, beginning of period                   $16.32        $13.10         $10.68            $10.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                   0.43(4)(5)    0.38(4)(5)     0.46(5)           0.36(4)(5)
   Net realized and unrealized gain                     (3.15)         3.50           2.47              0.56
                                                        -----         -----          -----             -----
     TOTAL FROM INVESTMENT OPERATIONS                   (2.72)         3.88           2.93              0.92
                                                        -----         -----          -----             -----
LESS DISTRIBUTIONS
   Dividends from net investment income                 (0.34)        (0.41)         (0.49)            (0.24)
   Dividends from net realized gains                    (1.07)        (0.25)         (0.02)               --
                                                        -----         -----          -----             -----
     TOTAL DISTRIBUTIONS                                (1.41)        (0.66)         (0.51)            (0.24)
                                                        -----         -----          -----             -----
Change in net asset value                               (4.13)         3.22           2.42              0.68
                                                        -----         -----          -----             -----
NET ASSET VALUE, END OF PERIOD                         $12.19        $16.32         $13.10            $10.68
                                                       ======        ======         ======            ======
Total return(1)                                        (18.01)%       30.44%         28.25%             9.21%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $18,237       $23,091         $8,259            $2,239
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    2.06%         2.05%          2.05%             2.05%(2)
   Net investment income                                 3.07%         2.55%          3.95%             5.03%(2)
Portfolio turnover                                         11%           54%            24%                9%(3)
----------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

(4) Computed using average shares outstanding.

(5) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.04, $0.07 and $0.12, respectively.


                                                    Phoenix Multi-Portfolio   75

--------------------------------------------------------------------------------



PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                                                                              CLASS A
                                                       -------------------------------------------------------
                                                                                                        FROM
                                                                                                     INCEPTION
                                                           YEAR ENDED NOVEMBER 30,                   9/5/95 TO
                                                        1998           1997          1996            11/30/95
                                                        ----           ----          ----            --------
Net asset value, beginning of period                   $12.84        $14.80         $10.18            $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                 1.32          1.38(4)        1.26(5)           0.25(4) (5)
   Net realized and unrealized gain (loss)              (4.22)         0.17           4.56              0.18
                                                        -----         -----          -----             -----
     TOTAL FROM INVESTMENT OPERATIONS                   (2.90)         1.55           5.82              0.43
                                                        -----         -----          -----             -----
LESS DISTRIBUTIONS
   Dividends from net investment income                 (1.00)        (1.28)         (1.20)            (0.25)
   Dividends from net realized gains                    (0.23)        (2.23)            --                --
                                                        -----         -----          -----             -----
   Distributions in excess of net realized gains        (1.16)           --             --                --
   Return of capital                                    (0.35)           --             --                --
                                                        -----         -----          -----             -----
     TOTAL DISTRIBUTIONS                                (2.74)        (3.51)         (1.20)            (0.25)
                                                        -----         -----          -----             -----
Change in net asset value                               (5.64)        (1.96)          4.62              0.18
                                                        -----         -----          -----             -----
NET ASSET VALUE, END OF PERIOD                          (7.20)       $12.84         $14.80            $10.18
                                                        =====        ======         ======            ======
Total return(1)                                        (27.20)%       11.91%         60.18%             4.40%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)                 $41,725       $67,875        $29,661           $12,149
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.43%         1.40%(6)       1.50%             1.50%(2)
   Net investment income                                13.74%         9.90%         10.41%            10.48%(2)
Portfolio turnover                                        405%          614%           378%               38%(3)
----------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

(4) Computed using average shares outstanding.

(5) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.

(6) For the year ended November 30, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees. Prior period ratios include these amounts.


76   Phoenix Multi-Portfolio

--------------------------------------------------------------------------------



PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                                                                     CLASS B                        CLASS C
                                             -------------------------------------------------     ---------
                                                                                         FROM        FROM
                                                                                      INCEPTION    INCEPTION
                                                   YEAR ENDED NOVEMBER 30,            9/5/95 TO    3/27/98 TO
                                                    1998         1997        1996      11/30/95     11/30/98
                                                    ----         ----        ----      ---------    ---------
Net asset value, beginning of period               $12.77       $14.78      $10.18       $10.00      $12.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                             1.23         1.26(4)     1.19(5)      0.22(4)(5)  0.85(4)
   Net realized and unrealized gain                 (4.18)        0.18        4.53         0.20       (5.10)
                                                    -----        -----       -----        -----       -----
     TOTAL FROM INVESTMENT OPERATIONS               (2.95)        1.44        5.72         0.42       (4.25)
                                                    -----        -----       -----        -----       -----
LESS DISTRIBUTIONS
   Dividends from net investment income             (0.97)       (1.22)      (1.12)       (0.24)      (0.66)
   Dividends from net realized gains                (0.23)       (2.23)         --           --          --
                                                    -----        -----       -----        -----       -----
   Distributions in excess of net realized gains    (1.16)          --          --           --          --
   Return of capital                                (0.33)          --          --           --       (0.17)
                                                    -----        -----       -----        -----       -----
     TOTAL DISTRIBUTIONS                            (2.69)       (3.45)      (1.12)       (0.24)      (0.83)
                                                    -----        -----       -----        -----       -----
Change in net asset value                           (5.64)       (2.01)       4.60         0.18       (5.08)
                                                    -----        -----       -----        -----       -----
NET ASSET VALUE, END OF PERIOD                      $7.13       $12.77      $14.78       $10.18       $7.17
                                                    =====       ======      ======       ======       =====
Total return(1)                                    (27.86)%      11.07%      58.94%        4.22%(3)  (35.33)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $37,270      $38,673      $9,713         $596      $1,205
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                2.20%        2.15%(6)    2.25%        2.25%(2)    2.29%(2)
   Net investment income                            12.98%        9.14%       9.79%       10.29%(3)   15.59%(2)
Portfolio turnover                                    405%         614%        378%          38%(3)     405%(3)
----------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

(4) Computed using average shares outstanding.

(5) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.

(6) For the year ended November 30, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees. Prior period ratios include these amounts.


                                               Phoenix Multi-Portfolio Fund   77

--------------------------------------------------------------------------------



PHOENIX-GOODWIN STRATEGIC INCOME FUND

                                                                        CLASS X
                                             -----------------------------------------------------------------
                                                                YEAR ENDED NOVEMBER 30,
                                              1998           1997          1996           1995           1994
                                              ----           ----          ----           ----           ----
Net asset value, beginning of period         $9.99         $10.03         $9.45          $8.97         $10.12
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.83(2)        0.74(2)(4)    0.78(2)        0.91(2)        0.63(2)
   Net realized and unrealized gain (loss)   (1.62)          0.09          0.59           0.51          (1.13)
                                             -----          -----         -----          -----          -----
     TOTAL FROM INVESTMENT OPERATIONS        (0.79)          0.83          1.37           1.42          (0.50)
                                             -----          -----         -----          -----          -----
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.82)         (0.75)        (0.79)         (0.94)         (0.59)
   Dividends from net realized gains         (0.37)         (0.12)           --             --          (0.06)
                                             -----          -----         -----          -----          -----
     TOTAL DISTRIBUTIONS                     (1.19)         (0.87)        (0.79)         (0.94)         (0.65)
                                             -----          -----         -----          -----          -----
Change in net asset value                    (1.98)         (0.04)         0.58           0.48          (1.15)
                                             -----          -----         -----          -----          -----
NET ASSET VALUE, END OF PERIOD               $8.01          $9.99        $10.03          $9.45          $8.97
                                             =====          =====        ======          =====          =====
Total return(1)                              (8.63)%         8.58%        15.32%         16.65%         (5.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $5,653         $6,480        $5,967         $5,170         $1,780
Ratio to average net assets of:
   Operating expenses                         0.72%(3)       0.65%         0.65%          0.65%          0.65%
   Net investment income                      8.92%(3)       7.45%         8.11%          7.60%          6.64%

Portfolio turnover                             138%           194%          231%           618%           124%
----------

(1) Maximum sales charges are not included in total return calculation.

(2) Includes reimbursement of operating expenses by investment adviser of $0.26, 0.22, $0.15, $0.40 and $0.34, respectively.

(3) Annualized.

(4) Computed using average shares outstanding.


78 Phoenix Multi-Portfolio Fund

--------------------------------------------------------------------------------



PHOENIX-GOODWIN STRATEGIC INCOME FUND

                                                  CLASS A              CLASS B              CLASS C
                                                  -------              -------              -------
                                                   FROM                 FROM                 FROM
                                                 INCEPTION            INCEPTION            INCEPTION
                                                 3/27/98 TO           3/27/98 TO           3/27/98 TO
                                                  11/30/98             11/30/98             11/30/98
                                                  --------             --------             --------
Net asset value, beginning of period              $9.78                $9.78                 $9.78
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                           0.55(2)(7)           0.50(3)(7)            0.50(4)(7)
   Net realized and unrealized gain (loss)        (1.79)               (1.77)                (1.76)
                                                  -----                -----                 -----
         TOTAL FROM INVESTMENT OPERATIONS         (1.24)               (1.27)                (1.26)
                                                  -----                -----                 -----
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.55)               (0.53)                (0.53)
   Dividends from net realized gains                 --                   --                    --
                                                  -----                -----                 -----
         TOTAL DISTRIBUTIONS                      (0.55)               (0.53)                (0.53)
                                                  -----                -----                 -----
Change in net asset value                         (1.79)               (1.80)                (1.79)
                                                  -----                -----                 -----
NET ASSET VALUE, END OF PERIOD                    $7.99                $7.98                 $7.99
                                                  =====                =====                 =====
Total return(1)                                  (12.89)%(6)          (13.25)%(6)           (13.15)%(6)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $183                 $224                  $117
Ratio to average net assets of:
   Operating expenses                              1.00%(5)             1.75%(5)              1.75%(6)
   Net investment income                           8.79%(5)             8.37%(5)              8.47%(5)
Portfolio turnover                                  138%(6)              138%(6)               138%(6)
----------

(1) Maximum sales charges are not included in total return calculation.

(2) Includes reimbursement of operating expenses by investment adviser of $0.20.

(3) Includes reimbursement of operating expenses by investment adviser of $0.20.

(4) Includes reimbursement of operating expenses by investment adviser of $0.20.

(5) Annualized.

(6) Not annualized.

(7) Computed using average shares outstanding.


                                                    Phoenix Multi-Portfolio   79

--------------------------------------------------------------------------------



PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                                                                        CLASS A
                                            -----------------------------------------------------------------
                                                                YEAR ENDED NOVEMBER 30,
                                             1998           1997           1996          1995           1994
                                             ----           ----           ----          ----           ----
Net asset value, beginning of period        $11.17         $11.28        $11.40         $10.09         $11.58
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.57           0.59          0.60           0.61           0.65
   Net realized and unrealized gain (loss)    0.20           0.05         (0.12)          1.34          (1.49)
                                             -----          -----         -----          -----          -----
     TOTAL FROM INVESTMENT OPERATIONS         0.77           0.64          0.48           1.95          (0.84)
                                             -----          -----         -----          -----          -----
Less distributions
   Dividends from net investment income      (0.53)         (0.59)        (0.60)         (0.61)         (0.65)
   Dividends in excess of net
   investment income                         (0.11)            --            --             --             --
   Dividends from net realized gains         (0.09)         (0.16)           --          (0.03)            --
                                             -----          -----         -----          -----          -----
     TOTAL DISTRIBUTIONS                     (0.73)         (0.75)        (0.60)         (0.64)         (0.65)
                                             -----          -----         -----          -----          -----
Change in net asset value                    (0.04)         (0.11)        (0.12)          1.31          (1.49)
                                             -----          -----         -----          -----          -----
NET ASSET VALUE, END OF PERIOD              $11.21         $11.17        $11.28         $11.40         $10.09
                                            ======         ======        ======         ======         ======
Total return(1)                               5.75%          6.04%         4.30%         19.87%         (7.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $107,371       $122,763      $136,558       $147,821       $141,623
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         0.97%          0.96%         0.94%          0.97%          0.96%
   Net investment income                      4.77%          5.36%         5.42%          5.65%          5.65%
Portfolio turnover                              14%            15%           27%            25%            54%
----------

(1) Maximum sales charges are not reflected in the total return calculation.


80   Phoenix Multi-Portfolio Fund

--------------------------------------------------------------------------------


PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                                                                         CLASS B
                                            -------------------------------------------------------------------
                                                                                                       FROM
                                                                                                     INCEPTION
                                                          YEAR ENDED NOVEMBER 30,                    3/16/94 TO
                                             1998           1997           1996          1995         11/30/94
                                             ----           ----           ----          ----         --------
Net asset value, beginning of period        $11.22         $11.32         $11.44        $10.12         $11.21
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.48           0.50           0.52          0.53           0.39
   Net realized and unrealized gain (loss)    0.19           0.06          (0.12)         1.35          (1.09)
                                             -----          -----          -----         -----          -----
     TOTAL FROM INVESTMENT OPERATIONS         0.67           0.56           0.40          1.88          (0.70)
                                             -----          -----          -----         -----          -----
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.45)         (0.50)         (0.52)        (0.53)         (0.39)
   Dividends in excess of net
   investment income                         (0.10)            --             --            --             --
   Dividends from net realized gains         (0.09)         (0.16)            --         (0.03)            --
                                             -----          -----          -----         -----          -----
     TOTAL DISTRIBUTIONS                     (0.64)         (0.66)         (0.52)        (0.56)         (0.39)
                                             -----          -----          -----         -----          -----
Change in net asset value                     0.03          (0.10)         (0.12)         1.32          (1.09)
                                             -----          -----          -----         -----          -----
NET ASSET VALUE, END OF PERIOD              $11.25         $11.22         $11.32        $11.44         $10.12
                                            ======         ======         ======        ======         ======
Total return(1)                               4.97%          5.13%          3.60%        19.07%         (6.42)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $7,001         $5,797         $4,762        $3,142         $1,147
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.69%          1.71%          1.69%         1.72%          1.54%(2)
   Net investment income                      3.98%          4.60%          4.68%         4.90%          5.07%(2)
Portfolio turnover                              14%            15%            27%           25%            54%
----------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.


                                                Phoenix Multi-PortfolioFund   81

--------------------------------------------------------------------------------



PHOENIX-SENECA MID CAP FUND

                                                                        CLASS A
                                           -------------------------------------------------------------------
                                                                YEAR ENDED NOVEMBER 30,
                                             1998           1997           1996          1995           1994
                                             ----           ----           ----          ----           ----
Net asset value, beginning of period        $20.64         $21.65        $22.03         $18.03         $18.70
INCOME FROM INVESTMENT OPERATIONS(3)
   Net investment income (loss)               0.01          (0.02)(1)     (0.03)(1)       0.05(1)        0.11
   Net realized and unrealized gain           1.18           1.52          2.53           4.74           0.10
                                             -----          -----         -----          -----          -----
     TOTAL FROM INVESTMENT OPERATIONS         1.19           1.50          2.50           4.79           0.21
                                             -----          -----         -----          -----          -----
LESS DISTRIBUTIONS
   Dividends from net investment income         --             --            --          (0.06)         (0.10)
   Dividends from net realized gains         (1.93)         (2.51)        (2.88)         (0.73)         (0.78)
                                             -----          -----         -----          -----          -----
     TOTAL DISTRIBUTIONS                     (1.93)         (2.51)        (2.88)         (0.79)         (0.88)
                                             -----          -----         -----          -----          -----
Change in net asset value                    (0.74)         (1.01)        (0.38)          4.00          (0.67)
                                             -----          -----         -----          -----          -----
NET ASSET VALUE, END OF PERIOD              $19.90         $20.64        $21.65         $22.03         $18.03
                                            ======         ======        ======         ======         ======
Total return(2)                               6.64%          8.12%        13.52%         27.87%          1.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $279,326       $360,053      $451,474       $487,674       $419,760
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.30%          1.33%         1.35%          1.42%          1.36%
   Net investment income (loss)              (0.10)%        (0.08)%       (0.17)%         0.28%          0.59%
Portfolio turnover                             379%           161%          242%           218%           227%
----------

(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.

(3) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.


82   Phoenix Multi-Portfolio Fund

--------------------------------------------------------------------------------



PHOENIX-SENECA MID CAP FUND

                                                                         CLASS B
                                            -------------------------------------------------------------------
                                                                                                        FROM
                                                                                                     INCEPTION
                                                           YEAR ENDED NOVEMBER 30,                   7/18/94 TO
                                             1998           1997           1996          1995         11/30/94
                                             ----           ----           ----          ----         --------
Net asset value, beginning of period        $20.11         $21.30         $21.85        $17.97         $17.68
INCOME FROM INVESTMENT OPERATIONS(5)
   Net investment income (loss)              (0.18)         (0.16)(1)      (0.18)(1)     (0.12)(1)      (0.01)
   Net realized and unrealized gain           1.18           1.47           2.51          4.75           0.30
                                             -----          -----          -----        -----           -----
     TOTAL FROM INVESTMENT OPERATIONS         1.00           1.31           2.33          4.63           0.29
                                             -----          -----          -----        -----           -----
LESS DISTRIBUTIONS
   Dividends from net investment income         --             --             --         (0.02)            --
   Dividends from net realized gains         (1.93)         (2.50)         (2.88)        (0.73)            --
                                             -----          -----          -----        -----           -----
     TOTAL DISTRIBUTIONS                     (1.93)         (2.50)         (2.88)        (0.75)            --
                                             -----          -----          -----        -----           -----
Change in net asset value                    (0.93)         (1.19)         (0.55)         3.88           0.29
                                             -----          -----          -----        -----           -----
NET ASSET VALUE, END OF PERIOD              $19.18         $20.11         $21.30        $21.85         $17.97
                                            ======         ======         ======        ======         ======
Total return(2)                               5.80%          7.27%         12.75%        26.92%          1.64%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $15,688        $18,583        $17,599       $10,908         $1,519
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         2.04%          2.08%          2.11%         2.18%          2.05%(3)
   Net investment income (loss)              (0.85)%        (0.85)%        (0.92)%       (0.58)%        (0.23)%(3)
Portfolio turnover                             379%           161%           242%          218%           227%
----------

(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.

(3) Annualized.

(4) Not annualized.

(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.


                                               Phoenix Multi-Portfolio Fund   83

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------



STATEMENT OF ADDITIONAL INFORMATION

The fund has filed a Statement of Additional Information about the fund, dated March___, 1999 with the Securities and Exchange Commission. The Statement contains more detailed information about the fund. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:

[Arrow]   by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow
Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

[Arrow]   by calling (800) 243-4361.

You may also obtain information about the fund from the Securities and Exchange
Commission:

[Arrow]   through its internet site (http://www.sec.gov),

[Arrow]   by visiting its Public Reference Room in Washington, DC or

[Arrow]   by writing to its Public Reference Section, Washington, DC 20549-6009
         (a fee may be charged).

Information about the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


SHAREHOLDER REPORTS

The fund semiannually mails to its shareholders detailed reports containing information about the fund's investments. The fund's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the fund's performance from December 1 through November
30. You may request a free copy of the fund's Annual and Semiannual Reports:

[Arrow]   by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow
Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

[Arrow]   by calling (800) 243-4361.

                        CUSTOMER SERVICE: (800) 243-1574
                            MARKETING: (800) 243-4361
                        TELEPHONE ORDERS: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926


SEC File Nos. 33-19423 & 811-5436    Printed on recycled paper using soybean ink


84   Phoenix Multi-Portfolio Fund

[BACK COVER]
Phoenix Equity Planning Corporations
PO Box 2200
Enfield CT 06083-2200





[PHOENIX LOGO]



PXP 467 (3/99)

                          PHOENIX MULTI-PORTFOLIO FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301

                       STATEMENT OF ADDITIONAL INFORMATION
                                 March___, 1999

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Multi-Portfolio Fund (the "Trust"), dated March___, 1999, and should be read in conjunction with it. The Trust's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                                TABLE OF CONTENTS

                                                                            PAGE


THE TRUST ................................................................    1
INVESTMENT OBJECTIVES AND POLICIES .......................................    1
INVESTMENT RESTRICTIONS ..................................................   12
PERFORMANCE ..............................................................   14
PERFORMANCE COMPARISONS ..................................................   15
PORTFOLIO TURNOVER .......................................................   16
PORTFOLIO TRANSACTIONS ...................................................   16
THE INVESTMENT ADVISERS ..................................................   17
DETERMINATION OF NET ASSET VALUE .........................................   19
HOW TO BUY SHARES ........................................................   20
ALTERNATIVE PURCHASE ARRANGEMENTS ........................................   20
INVESTOR ACCOUNT SERVICES ................................................   23
HOW TO REDEEM SHARES .....................................................   24
TAX SHELTERED RETIREMENT PLANS ...........................................   25
DIVIDENDS, DISTRIBUTIONS AND TAXES .......................................   26
THE DISTRIBUTOR ..........................................................   28
DISTRIBUTION PLANS........................................................   30
MANAGEMENT OF THE TRUST...................................................   31
ADDITIONAL INFORMATION ...................................................   38
APPENDIX .................................................................   40







                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunication Device (TTY): (800) 243-1926


PXP468 (3/99)

                                    THE TRUST

   Phoenix Multi-Portfolio Fund (the "Trust") is an open-end management investment company which was organized under Massachusetts law in 1987 as a Massachusetts business trust.


   The Trust's Prospectus describes the investment objectives of the Phoenix-Goodwin Tax-Exempt Bond Fund (the "Bond Fund"), the Phoenix-Seneca Mid Cap Fund (the "Mid Cap Fund"), the Phoenix-Aberdeen International Fund, (the "International Fund") the Phoenix-Goodwin Emerging Markets Bond Fund (the "Emerging Markets Fund"), the Phoenix-Duff & Phelps Real Estate Securities Fund, (the "Real Estate Fund"), and the Phoenix-Goodwin Strategic Income Fund (the "Income Fund") (each, a "Fund" and, together, the "Funds"), the six Funds currently offered by the Trust, and summarizes the investment policies and investment techniques each Fund will employ in seeking to achieve its investment objective. The following discussion supplements the description of the Funds' investment policies and investment techniques in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES


   The investment objective of each Fund is deemed to be a fundamental policy and may not be changed without the approval of the shareholders of that Fund. Investment restrictions described in this Statement of Additional Information are fundamental policies of the Trust and may not be changed as to any Fund without the approval of such Fund's shareholders.


MUNICIPAL SECURITIES


   As described more fully in the Prospectus, the Bond Fund intends under normal conditions to invest at least 80% of its net assets in municipal securities. As used in the Prospectus and this Statement of Additional Information, the term "municipal securities" means obligations, including municipal bonds and notes and tax-exempt commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of counsel to the issuers of such securities, exempt from federal income tax. To the extent that an investment in municipal securities does not run counter to any of the investment policies of the Bond Fund or any of the investment restrictions to which the Bond Fund is subject, the Bond Fund may invest in any combination of the various types of municipal securities described below which, in the judgment of Phoenix Investment Counsel, Inc. ("PIC"), the investment adviser to the Bond, Mid Cap and International Funds will contribute to the attainment of the Bond Fund's investment objective. Such combination of municipal securities may vary from time to time. The two principal classes of municipal securities are municipal bonds and municipal notes.


   Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond. These three are discussed below.

   General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports arenas and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

   Municipal Notes. Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include:

   Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

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

   Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

   Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

   Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

   Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

   In addition, other types of municipal securities similar to the above-described municipal bonds and municipal notes are, or may become, available. For the purpose of the Trust's investment restrictions set forth in this Statement of Additional Information, the identification of the "issuer" of a municipal security which is not a general obligation bond is made by PIC on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

RISKS RELATING TO MUNICIPAL SECURITIES

   There can be no assurance that the Bond Fund will achieve its investment objective. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the Securities and Exchange Commission (the "Commission"), although there have been proposals which would provide for such regulation in the future.


   The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

   Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

VARIABLE AND FLOATING RATE SECURITIES
   Some municipal securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of floating rate instruments. Variable rate instruments are those whose terms provide for automatic establishment of a new interest rate on set dates. Floating rate instruments are those whose terms provide for automatic adjustment of their interest rates whenever some specified interest rate changes. Variable rate and floating rate instruments will be referred to collectively as "Variable Rate Securities." The interest rate on Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term, tax-exempt rates, or some objective standard. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.


   Variable Rate Demand Securities are Variable Rate Securities which have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price the Bond Fund paid for them. The interest rate on Variable Rate Demand Securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

TAXABLE SECURITIES

   The income from investments (either in the form of dividends or interest) made by the Mid Cap Fund and the International Fund are expected to be taxable as ordinary income.

   The Bond Fund may also invest a portion of its net assets (up to 20% under normal conditions and more under extraordinary circumstances, as described in the Prospectus) in taxable securities.

   Interest earned on investments in taxable securities may be taxable to shareholders as ordinary income. Investors should be aware that investments in taxable securities by the Bond Fund are restricted to:


   U.S. Government Securities--obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities (collectively referred to as "U.S. Government" issues). Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality.

   Bank Obligations--certificates of deposit, bankers' acceptances, and other short-term obligations of U.S. banks which at the date of the investment have capital, surplus and undivided profits in excess of $100,000,000 as of the date of their most recently published financial statements.

   Commercial Paper--commercial paper which at the date of the investment is rated P-l by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation or, if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated Aa or higher by Moody's or AA or higher by Standard & Poor's.

   Corporate Debt Securities--corporate debt securities which at the date of the investment are rated Aa or higher by Moody's or AA or higher by Standard & Poor's.

   Repurchase Agreements--repurchase agreements with respect to any of the foregoing, as described in the Trust's Prospectus.


   The Bond Fund also has the right to hold cash reserves as the Adviser deems necessary. For example, a Fund may invest in money market securities or hold cash pending investment of proceeds from sales of its shares or from the sale of portfolio securities and/or in anticipation of redemptions.


RATINGS

   If the rating of a security purchased by a Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by the Fund ceases to be rated, neither event will require the sale of the security. However, the Adviser, as applicable, will consider any such event in determining whether the Fund should continue to hold the security. To the extent that ratings established by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Funds will invest in securities which are deemed by the Fund's adviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.


RISKS OF HIGH YIELD BONDS

   The Mid Cap and International Funds may invest up to 10% and 20%, respectively, of their total assets in bonds considered to be less than investment-grade, commonly known as "junk" bonds. The Emerging Markets Fund and the Income Fund may invest up to 100% of their total assets in these bonds. The Mid Cap and International Funds did not invest in any bonds considered less than investment-grade for the fiscal year ended November 30, 1998.

   While management will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions, the market prices of lower-rated securities generally fluctuate more than those of higher rated securities. Using credit ratings helps to evaluate the safety of principal and interest payments but does not assess market risk. Fluctuations in the market value of portfolio securities subsequent to acquisition by the Funds will not normally affect cash income from such securities but will be reflected in the Fund's net asset value. Additionally, with lower-rated securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly-leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Fund seeking recovery from the issuer. Also, to the extent that the Fund invests in securities in the lower rating categories, the achievement of its goals will be more dependent on management's ability than would be the case if it were only investing in securities in the higher rating categories. Lower-rated securities may be thinly traded and therefore harder to value and more susceptible to adverse publicity concerning the issuer.


WRITING AND PURCHASING OPTIONS ON SECURITIES AND SECURITIES INDICES

   The Bond, Mid Cap, International, Emerging Markets and Income Funds may engage in option transactions.

   Call options on securities and securities indices written by the Funds normally will have expiration dates between three and nine months from the date written. The exercise price of a call option written by a Fund utilizing this investment technique may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   During the option period, a Fund utilizing this investment technique may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.


   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.


   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. The Mid Cap and International Funds may write call options and purchase call and put options on these and any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable the Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.


OVER-THE-COUNTER OPTIONS

   The Mid Cap Fund, International and Emerging Markets Funds may deal in over-the-counter options ("OTC options"). PIC understands the position of the staff of the Commission to be that purchased OTC options and the assets used in "cover" for written OTC options are illiquid securities. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of a Fund. A brief description of such procedures is set forth below.

   The Mid Cap, International and Emerging Markets Funds will engage in OTC options transactions only with dealers that meet certain credit and other criteria. The Funds and PIC believe that the approved dealers present minimal credit risks to the Funds and, therefore, should be able to enter into closing transactions if necessary. A Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus a "liquidity charge" related to OTC options written by the Fund (as described below) plus the amount invested by the Fund in other illiquid securities, would exceed 10% of the Fund's total assets. The "liquidity charge" referred to above is computed as described below.

   The Funds anticipate entering into agreements with dealers to which the Funds sell OTC options. Under these agreements the Funds would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Funds to repurchase a specific OTC option written by the Funds, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.


LIMITATIONS ON OPTIONS ON SECURITIES AND SECURITIES INDICES

   The Bond, Mid Cap, International, Emerging Markets and Income Funds may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if a Fund utilizing this investment technique writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for a pledged account at all times during the option period. The Funds will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.


   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in a pledged account in accordance with clearing corporation and exchange rules.

In the case of an index call option written by a Fund, the Fund will be required to deposit qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit an amount of cash, U.S. Government Securities or other liquid high quality debt obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is "in-the-money" at the time the call is written, the Fund will pledge with the Trust's custodian bank cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount otherwise pledged may be applied to the Fund's other obligations to pledge assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   Each Fund utilizing this investment technique may invest up to 5% of its total assets in exchange-traded call and put options on securities and securities indices. A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with a Fund's qualifying as a regulated investment company under the Internal Revenue Code of 1986, other restrictions on the Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."


RISKS RELATING TO OPTIONS ON SECURITIES
   During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.


   The risk of purchasing a call option or a put option is that the Fund utilizing this investment technique may lose the premium it paid plus transaction costs, if the Fund does not exercise the option and is unable to close out the position prior to expiration of the option.

   An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Funds utilizing this investment technique will write and purchase options only when PIC believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that any Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.


   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.


   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. PIC believes that the position limits established by the exchanges will not have any adverse impact upon the Funds.


RISKS OF OPTIONS ON SECURITIES INDICES

   Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund utilizing this investment technique will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question) rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to PIC's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund utilizing this investment technique would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Funds will write call options only on indices which meet the interim described above.

   Price movements in securities held by a Fund utilizing this investment technique will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund might not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Fund. It is also possible that the index might rise when the value of the securities held by the Fund does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.

   Unless a Fund utilizing this investment technique has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell its securities. As with options on its securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   The Bond, Mid Cap, International, Emerging Markets and Income Funds may use financial futures contracts and related options to hedge against changes in the market value of their portfolio securities or securities which they intend to purchase. The Mid Cap, International, Emerging Markets and Income Funds may use foreign currency futures contracts to hedge against changes in the value of foreign currencies. (See "Foreign Currency Transactions" below.) Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund utilizing this investment technique may wish to purchase in the future by purchasing futures contracts.

   The Bond, Mid Cap, International, Emerging Markets and Income Funds may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation in which a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, a Fund utilizing this investment technique will be required to deposit in a pledged account with the Trust's custodian bank with respect to such Fund an amount of cash or U.S. Treasury bills. This amount is known as an initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. However, subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.


   The writer of an option on a futures contract is required to deposit a margin balance pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.


   The Funds utilizing this investment technique will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.


LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS

   The Funds utilizing this investment technique may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of portfolio securities or securities which it intends to purchase or foreign currencies. A Fund utilizing this investment technique may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Trust's custodian bank with respect to such Fund to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Dividends, Distributions and Taxes."


RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS

   Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. A Fund utilizing this investment technique will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's turnover rate.


   The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where a Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund or the currencies in which its foreign securities are denominated may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or foreign currencies before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.


   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.


   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.


REPURCHASE AGREEMENTS

   Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Trust to be creditworthy. The Trustees of the Trust will monitor each Fund's repurchase agreement transactions periodically and, with the Funds' investment advisers, will consider standards which the investment advisers will use in reviewing the creditworthiness of any party to a repurchase agreement with a Fund. No more than an aggregate of 10% of a Fund's total assets (15% of the Income Fund's net assets), at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and other investments subject to legal or contractual restrictions on resale, or for which there are not readily available market quotations.

   The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, a Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Trust acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counterparties to such transactions.

LENDING PORTFOLIO SECURITIES
   The Funds may lend portfolio securities to broker-dealers and other financial institutions in amounts up to 25% of the market or other fair value for its total assets (one-third of the Income Fund's total assets), provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.
   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.


   As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

WHEN-ISSUED SECURITIES

   New issues of municipal and emerging market securities are often offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Bond, Emerging Market and Income Funds will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Funds may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Bond, Emerging Market and Income Funds purchase securities on a when-issued basis, cash or liquid high quality debt securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the Trust's custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

   Securities purchased on a when-issued basis and the securities held in the Bond, Emerging Market and Income Funds are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates which will generally result in similar changes in value; i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise. Therefore, to the extent the Bond, Emerging Market and Income Funds remain substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the Funds merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income taxation. When the time comes to pay for when-issued securities, the Bond, Emerging Market and Income Funds will meet their obligations from then available cash flow, the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed without shareholder approval.


FOREIGN CURRENCY TRANSACTIONS

   The Mid Cap, International, Emerging Market and Income Funds (each a "Foreign Currency Fund") each may engage in foreign currency transactions, although the Mid Cap Fund has no present intention of doing so. The following is a description of these transactions.

   Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

   No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Trust's custodian banks will segregate any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of a Foreign Currency Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities will be added so that the segregated amount is not less than the amount of the Foreign Currency Fund's commitments with respect to such contracts. Generally, the Foreign Currency Funds do not enter into forward contracts with terms longer than one year.


   Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Foreign Currency Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Foreign Currency Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Foreign Currency Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Foreign Currency Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   Foreign Currency Futures Transactions. Each Foreign Currency Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Foreign Currency Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.


   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.


   Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Foreign Currency Fund will maintain in a pledged account any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts.

   To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Foreign Currency Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Foreign Currency Fund plus premiums paid by it for open options on futures would exceed 5% of the Foreign Currency Fund's total assets. Neither Foreign Currency Fund will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.


EMERGING MARKET SECURITIES

   The Emerging Markets Fund and the Income Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Emerging Markets Fund and the Income Fund may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries.

   The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of portfolio securities or, if the Funds have entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

   Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.


ADDITIONAL RISK FACTORS

   As a result of its investments in foreign securities, the Emerging Markets Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

   In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

   While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.


REAL ESTATE INVESTMENT TRUSTS

   As described in the Prospectus, the Real Estate Fund intends under normal conditions to invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.


   REITs can generally be classified as follows:

   --Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

   --Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

   --Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.


   REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. A shareholder in the Real Estate Fund should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.


RISKS OF INVESTMENT IN REAL ESTATE SECURITIES

    Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The Real Estate Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.


   In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a regulated investment company.


DEBT SECURITIES

   Up to 25% of the Real Estate Fund's total assets may be invested in debt securities (which include for purposes of this investment policy convertible debt securities which the Adviser believes have attractive equity characteristics). The Real Estate Fund may invest in debt securities rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") or, if not rated, are judged to be of comparable quality as determined by the Adviser. In choosing debt securities for purchase by the Fund, the Adviser will employ the same analytical and valuation techniques utilized in managing the equity portion of the Real Estate Fund's holdings (see "Investment Advisory and Other Services") and will invest in debt securities only of companies that satisfy the Adviser's investment criteria.

   The value of the Real Estate Fund's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower- rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.



                             INVESTMENT RESTRICTIONS


   The investment restrictions described below are fundamental policies and may not be changed as to any Fund without the approval of the lesser of (i) a majority of the Fund's outstanding shares or (ii) 67% of the Fund's shares represented at a meeting of Trust shareholders at which the holders of 50% or more of the Fund's outstanding shares are present. No Fund of the Trust may:

  (1) Make short sales of securities, unless at the time of sale the Fund owns an equal amount of such securities.

  (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

  (3) Write, purchase or sell puts, calls or combinations thereof, except that the Funds may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and Funds, other than the Bond Fund, may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, (b) purchase exchange- traded call options and put options, and such Funds, other than the Bond Fund and the Income Fund, may purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on such Fund's existing futures and related options positions and the premiums paid for related options would not exceed 5% of its total assets.


  (4) Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 15% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for administrative purposes. Deposits in escrow in connection with the writing of covered call options, secured put options, or the purchase or sale of financial futures contracts and related options are not deemed to be a pledge or other encumbrance. The Bond Fund will not purchase securities while temporary bank borrowings in excess of 5% of its net assets are outstanding.

  (5) Underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio securities, a Fund may be deemed to be an underwriter. The Mid Cap (with respect to up to one-third of its assets), International, Emerging Markets and Income Funds may buy and sell securities outside the United States which are not registered with the Commission or marketable in the United States.

  (6) Concentrate its assets in the securities of issuers which conduct their principal business activities in the same industry, except that the Real Estate Fund may so concentrate its assets and the Bond Fund may invest more than 25% of its assets in a particular segment of the municipal securities market. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  (7) Make any investment in real estate, real estate limited partnerships, commodities or commodities contracts, except that a Fund may (a) purchase or sell readily marketable securities which are secured by interests in real estate, including real estate investment and mortgage investment trusts, and (b) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's futures and related options positions and the premiums paid for related options would not exceed 5% of the Fund's total assets, and (c) the Mid Cap, International, Emerging Markets and Income Funds may enter into foreign currency transactions.

  (8) Make loans, except that the Fund may (a) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors, whether publicly distributed or not, (b) invest in repurchase agreements, provided that an aggregate of no more than 10% of the Fund's net assets (taken at market value) may be invested in repurchase agreements having maturities of more than seven days and all other illiquid securities; however this limitation does not apply to the Income Fund, and (c) loan its portfolio securities in amounts up to one third of the market or other fair value of its total assets, subject to restrictions described more fully above.

  (9) Purchase securities of other investment companies, except that the Fund may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities and (ii) not more than 3% of the voting stock of another investment company would be owned by the Fund, or (b) as part of a merger, consolidation, or acquisition of assets.

 (10) Invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government and, in the case of the Mid Cap, International and Emerging Markets Funds, any foreign government, its agencies and instrumentalities) or purchase more than 10% of the outstanding voting securities or more than 10% of the securities of any class of any one issuer; however, the foregoing limitations do not apply to the Real Estate Fund and Emerging Markets Fund. With respect to 75% of its assets, a Fund which may invest in foreign securities will limit its investments in the securities of any one foreign government, its agencies and instrumentalities, to 5% of the Fund's total assets.


 (11) Invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer and all such persons own in the aggregate more than 5% of the securities of such issuer.


 (12) Invest in the aggregate more than 5% of its total assets in the securities of any issuers (other than real estate investment trusts) which have (with predecessors) a record of less than three years of continuous operations; however this limitation does not apply to the Income Fund.

 (13) Invest in warrants or rights except where acquired in units or attached to other securities. The Mid Cap, Real Estate, International and Emerging Markets Funds each may invest up to 5% of its total assets in warrants or rights which are not in units or attached to other securities.

 (14) (a)Purchase restricted securities (including repurchase agreements having maturities of more than seven days) or securities for which market value quotations are not readily available if as a result of such purchase more than 10% of each Fund's, excluding the Income Fund, total assets would be invested in the aggregate in such securities.

       (b)Purchase securities for which market quotations are not readily available, including but not limited to repurchase agreements having maturities of more than seven days, or which are not deemed liquid pursuant to procedures adopted by the Trustees if as a result of such purchase more than 15% of the Income Fund's net assets would be invested in the aggregate in such securities.


 (15) Invest in interests in oil, gas, or other mineral exploration or development programs.

 (16) Issue senior securities as defined in the Investment Company Act of 1940 except to the extent that it is permissible to (a) borrow money from banks pursuant to the Trust's investment restrictions regarding the borrowing of money, and (b) enter into transactions involving forward foreign currency contracts and options thereon, as described in the Trust's Prospectus and this Statement of Additional Information.


   If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the value or costs of the Fund's assets will not be considered a violation of the restriction except as provided in (11) above.



                                   PERFORMANCE


   Performance information for each Fund (and Class of Fund) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as the "yield" of the Bond Fund, Emerging Markets Fund, and the Income Fund and as "average annual total return" and "total return" of any of the other Funds.

   Quotations of the yield for the Bond Fund, Emerging Markets Fund, and the Income Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Trust expenses and expenses applicable to each particular Fund or Class of Fund) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Fund or Class on the last day of the period, according to the following formula:


   YIELD = 2[( a-b + 1)6-1]
               ---
               cd


   where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements),


         c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

         d = the net asset value per share on the last day of the period.


   For the 30-day period ended November 30, 1998, the yield for the Bond Fund Class A shares and Class B shares was ___% and ___%, respectively; the Emerging Markets Fund Class A shares, Class B shares and Class C shares was ___%, ___%, and ___%; and the Income Fund Class X shares, Class A shares, Class B shares and Class C shares was ___%, ___%, ___% and ___%, respectively.

   A Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

   Calculation of a Fund's total return is subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

   The manner in which total return will be calculated for public use is described above. The following table illustrates average annual total return for each Fund for the 1, 5 and 10 year periods ended November 30, 1998.

                                AVERAGE ANNUAL TOTAL RETURN AS OF NOVEMBER 30, 1998

                                                              PERIODS ENDED
                                         ----------------------------------------------------
 Fund                                       1 YEAR              5 YEAR              10 YEAR           SINCE INCEPTION(1)
-----------------                        -----------         -----------          -----------         ------------------
Bond
 Class A                                     %                   %                    %                       %
 Class B                                     %                   N/A                  N/A                     %

Mid Cap
 Class A                                     %                   %                    %                       %
 Class B                                     %                   N/A                  N/A                     %
International
 Class A                                     %                   %                    %                       %
 Class B                                     %                   N/A                  N/A                     %
Real Estate
 Class A                                     %                   N/A                  N/A                     %
 Class B                                     %                   N/A                  N/A                     %
Emerging Markets
 Class A                                     %                   N/A                  N/A                     %
 Class B                                     %                   N/A                  N/A                     %
 Class C                                     N/A                 N/A                  N/A                     N/A

Income
 Class X(2)                                  %                   %                    N/A                     %
 Class A                                     N/A                 N/A                  N/A                     N/A
 Class B                                     N/A                 N/A                  N/A                     N/A
 Class C                                     N/A                 N/A                  N/A                     N/A

--------------------


(1)The Bond, Mid Cap, and International Funds Class A commenced operations on July 15, 1988, November 1, 1989 and November 1, 1989, respectively. Bond Fund Class B commenced operations on March 16, 1994. Mid Cap and International Funds Class B commenced operations on July 18, 1994 and July 15, 1994, respectively. The Real Estate and Emerging Markets Funds Class A, B and C commenced operations on March 1, 1995, September 5, 1995 and March 27, 1998, respectively. The Income Fund Class X commenced operations on April 1, 1993 and Class A, B and C commenced operations on March 27, 1998.


(2)Average annual total return figures for Class X of the Income Fund covering periods prior to March 27, 1998 have been recalculated to reflect the current management fee. As the management fee in effect prior to March 27, 1998 was lower than the current fee, the stated average annual total returns are lower than the actual investment performance of Class X prior to March 27, 1998.


   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.


   The Trust also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.


                             PERFORMANCE COMPARISONS

   Each Fund or Class of Fund may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc., and rating services such as Morningstar, Inc. Additionally, a Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, Investor's Daily and Personal

Investor. The total return may be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Standard & Poor's 400 Midcap Index (the "S&P 400"), Dow Jones Industrial Average, Europe Australia Far East Index ("EAFE"), NAREIT Equity Index, Consumer Price Index, J.P. Morgan Emerging Markets Bond Index, Lehman Brothers Municipal Bond Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.


                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.

                             PORTFOLIO TRANSACTIONS

   In effecting fund transactions for the Trust, each adviser adheres to the Trust's policy of seeking the best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by each adviser and the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Trust.

   Each adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust are considered to be in addition to and not in lieu of services required to be performed by each adviser under its contract with the Trust and may benefit both the Trust and other accounts of such adviser. Conversely, brokerage and research services provided by brokers to other accounts of an adviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

   Some fund transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Trust.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs share pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   For the fiscal years ended November 30, 1996, 1997 and 1998, brokerage commissions paid by the Trust on Fund transactions totaled $3,104,255, $2,269,745 and $ , respectively. Brokerage commissions of $ paid during the fiscal year ended November 30, 1998, were paid on fund transactions aggregating $ executed by brokers who provided research and other statistical and factual information.

   Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by either adviser. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by either adviser (or any subadviser) are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. In other cases, however, it is believed that the ability of the Trust to participate in volume transactions will produce better executions for the Trust. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing each adviser as investment adviser to the Trust outweighs the disadvantages that may be said to exist from simultaneous transactions.


                             THE INVESTMENT ADVISERS


   The investment adviser to the Bond, Mid Cap, International, Emerging Markets and Income Funds is Phoenix Investment Counsel, Inc. ("PIC"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 1998, PIC had approximately $23.9 billion in assets under management. Philip R. McLoughlin, a Trustee and officer of the Trust, is a director of PIC. All other executive officers of the Trust are officers of PIC.

   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut is a majority shareholder of PXP. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut, 06082.

   Phoenix Investment Partners, Ltd, is the 10th largest publicly traded investment company in the nation, and has served investors for over 70 years. It manages approximately $50 billion in assets through its investment partners:
Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota and Scotts Valley, CA, respectively.

   Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the Real Estate Fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps also acts as investment adviser to eight other mutual funds and as adviser to institutional clients. As of December 31, 1998, Duff & Phelps had approximately $15.2 billion in assets under management on a discretionary basis. Duff & Phelps is a subsidiary of PXP. Duff & Phelps also serves as investment adviser to the Core Equity Fund of Phoenix Equity Series Fund, the Enhanced Reserves Portfolio and Core Equity Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds and three closed-end funds:
Duff & Phelps Utilities Income Inc., Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.

   Aberdeen Fund Managers Inc. ("Aberdeen") is the subadviser to the International Fund and is located at 1 Financial Plaza, Suite 2210, Fort Lauderdale, FL 33394. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management PLC provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios, and, through Aberdeen, U.S. mutual funds. Aberdeen has served as subadviser for the following mutual funds since their inception in 1996: Phoenix-Aberdeen New Asia Fund, Phoenix-Aberdeen Global Small Cap Fund and the Aberdeen New Asia Series of The Phoenix Edge Series Fund. Aberdeen also has served as subadviser to Phoenix-Aberdeen Worldwide Opportunities Fund and the International Series of The

Phoenix Edge Series Fund since 1998. As of December 31, 1998, Aberdeen Asset Management PLC had $23.9 billion in assets under management.

   Seneca Capital Management LLC ("Seneca") is the investment subadviser to the Mid Cap Fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadviser to two other mutual funds and as investment adviser to institutions and individuals. As of December 31, 1998, Seneca had $5.9 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP ("GMG/Seneca")) an investment adviser since 1989.

   The investment advisory agreements, approved by the Trustees, provide that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of PIC or any of its affiliates, expenses of Trustees, and shareholders' meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Trust), expenses of printing and mailing share certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

   Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Funds.

    For managing, or directing the management of, the investments of the Bond, Mid Cap, International, Emerging Markets and Income Funds, PIC is entitled to a fee, payable monthly, at the following annual rates:


        FUND                               1ST $1 BILLION               $1-2 BILLION                 $2+ BILLION
        ----                               --------------               ------------                 -----------
     Bond                                     0.45%                       0.40%                        0.35%
     Mid Cap                                  0.75%                       0.70%                        0.65%
     International                            0.75%                       0.70%                        0.65%
     Emerging Markets                         0.75%                       0.70%                        0.65%
     Income                                   0.55%                       0.50%                        0.45%

    For managing, or directing the management of, the investments of the Real Estate Fund, Duff & Phelps is entitled to a monthly fee at the annual rate of 0.75% of the average aggregate daily net asset values of the Fund up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion.

    The investment advisory agreements provide that the applicable adviser will reimburse the Trust for the amount, if any, by which the total operating and management expenses of any Fund (including the investment adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which such Fund is permitted to bear under the most restrictive expense limitation (which is not waived) imposed on mutual funds by any state in which shares of such Fund are then qualified for sale. Currently the most restrictive state expense limitation provisions limit such expenses of any Fund of the Trust to 2.5% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1.5% of such net assets in excess of $100 million. Such reimbursement, if any, will be made by the applicable adviser to the Trust within five days after the end of each month. In the event legislation were to be adopted in each state the Trust within five days after the end of each month. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Trust would take such action necessary to eliminate this expense limitation.

   For its services to the Bond, Mid Cap, International, Emerging Markets and Income Funds of the Trust during the fiscal year ended November 30, 1998, PIC received a fee of $_______. Of this total, PIC received fees from each Fund as follows:


    FUND                                         1996                           1997                             1998
    ----                                         ----                           ----                             ----
    Bond                                      $  646,989                      $  593,217
    Mid Cap                                    3,579,657                       3,027,757
    International                              1,071,572                       1,062,391
    Emerging Markets                             177,790                         577,472
    Income                                        27,273                          31,318

   For the fiscal year ended November 30, 1996, it was necessary that PIC bear ordinary operating expenses of the Emerging Markets and Income Funds of $123,979 and $87,028, respectively. Accordingly, the fees of $177,790 and $27,273 to which PIC would otherwise have been entitled were reduced to $53,811 and a loss of $59,755.

   For the fiscal year ended November 30, 1997, it was necessary that PIC bear ordinary operating expenses of the Income Fund of $140,966. Accordingly, the fee of $31,318 to which PIC would otherwise have been entitled was reduced to a loss of $109,648.

   For the fiscal year ended November 30, 1998, it was necessary that PIC bear ordinary operating expenses of the Income Fund of $__. Accordingly, the fee of $__ to which PIC would otherwise have been entitled was reduced to a loss of $__.

   The Real Estate Fund, during the fiscal years ended November 30, 1996, 1997 and 1998, paid management fees of $168,177, $355,100 and $____, respectively. For the fiscal years 1996, 1997 and 1998, the Adviser bore ordinary operating expenses of the Real Estate Fund of $130,944, $112,306 and $____, respectively. Accordingly, the fees which the Adviser would otherwise have been entitled were reduced to $____ in fiscal year 1998, $242,794 in fiscal year 1997, and $37,233 in fiscal year 1996.


   The investment advisory agreements also provide that each adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.


   Provided it has been approved by a vote of the majority of the outstanding shares of a Fund of the Trust which is subject to its terms and conditions, each investment advisory agreement continues from year to year with respect of such Fund so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Fund and
(2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the Investment Company Act of 1940, of the Trust or the relevant adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Trustees or by the relevant adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The Agreement automatically terminates upon its assignment (within the meaning of the Investment Company Act). The agreement provides that upon its termination, or at the request of the relevant adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.


                        DETERMINATION OF NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Trust. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE ARRANGEMENTS


   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

    The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time. Note, only the Emerging Markets Fund, the International Fund and the Income Fund currently offer Class C Shares.

   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."


CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See the Funds' current Prospectus for additional information.


CLASS B SHARES

   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the Funds' current Prospectus for additional information.

   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.


   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any

Class B Shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Share dividends in the sub-account will also convert to Class A Shares.
CLASS C SHARES--EMERGING MARKETS FUND, INTERNATIONAL FUND AND INCOME FUND ONLY

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares. See the Funds' current Prospectus for more information.

CLASS X SHARES--INCOME FUND ONLY


   CLASS X SHARES ARE CURRENTLY CLOSED TO NEW INVESTORS.


CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to reduced sales charges. The five ways in which sales charges may be avoided or reduced are described below.

    QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A
Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates;
(9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Engemann Fund or Phoenix-Seneca Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B AND C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class B and C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plAn qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class B and C Shares of this or any other Affiliated Phoenix Fund; (f) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program (Class B Shares only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares of the same Portfolio eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Trust were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.


IMMEDIATE INVESTMENT


   In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Fund may also be made by wiring Federal Trusts (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:

   (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.


   (2) Once an account number has been assigned, direct your bank to wire the Federal Trusts to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Fund of the Phoenix Multi-Portfolio Fund. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of a Fund purchased with Federal Trusts will be accepted on the business day Federal Trusts are wired provided the Federal Trusts are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.


   Promptly after an initial purchase of shares made by wiring Federal Trusts directly, the shareholder should complete and mail to Equity Planning an Account Application.

                            INVESTOR ACCOUNT SERVICES


    The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.

   EXCHANGES. Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same Class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Series or Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").


   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge.

   DIVIDEND REINVESTMENT ACROSS ACCOUNTS. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

   INVEST-BY-PHONE. This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House
(ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to

3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.


   SYSTEMATIC WITHDRAWAL PROGRAM. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. Participants in the Program redeeming Class C Shares will be subject to any applicable contingent deferred sales charge. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.


REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60-day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Fund's current Prospectus for more information.


BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS

   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

BY CHECK (BOND FUND, EMERGING MARKETS FUND AND INCOME FUND ONLY)
   Any shareholder of these Funds may elect to redeem shares held in his Open Account by check. Checks will be sent to an investor upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.


   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's Open Account is $500 or more.

   When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his Open Account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Trust does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.


REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Trust may make payment of the redemption price either in cash or in kind. However, the Trust has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information.


                         TAX SHELTERED RETIREMENT PLANS


   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")


   Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to remain qualified as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains. Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects).

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. Under certain state tax laws, each Fund must also comply with the "short-short" test to qualify for treatment as a RIC for state tax purposes. Under the "short-short" test the Fund must derive less than 30% of its gross income each taxable year as gains (without deduction for losses) from the sale or other disposition of securities for less than three months. If in any taxable year each Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In determining the Fund's gross income for purposes of the 30% test, any gain realized by the Fund on a hedged position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of any offsetting position in the hedge during the period that the hedge was outstanding. Thus, only the net gain (if any) from the hedge will be included in the computation of the 30% test. At the present time, however, it is not clear whether or to what extent such hedging exception will be available to the Funds' contemplated hedging transactions. To the extent that the hedging exception is not available, gains realized by the Funds from actual dispositions of futures or forward contracts or options will be included in the calculation of the 30% test if less than three months has elapsed between the date such instruments are acquired and the date of their sale.

This provision may limit the Funds' ability to engage in such transactions.

   In the case of the International and Emerging Markets Funds, gains from foreign currencies (i.e., gains from foreign currency options, foreign currency futures and foreign currency forward contracts) are anticipated to constitute qualifying income for purposes of the 90% test.


   Section 988 of the Code provides special rules for foreign currency transactions under which foreign currency gains or losses from forward contracts, futures contracts that are not required to be marked-to-market and unlisted options generally will be treated as ordinary income or loss.


   In addition to meeting the 90% and 30% tests, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income, short-term capital gains and tax exempt income, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). For purposes of these diversification tests, the issuer of an option on a particular security is the issuer of the underlying security. In the case of a stock index futures contract or option thereon, the position taken by the Internal Revenue Service in a recent letter ruling is that the issuers of the stocks underlying the index, in proportion to the weighing of the stocks in the computation of the index, are treated as the issuers of the instrument irrespective of whether the underlying index is broad- based or narrow-based. In the case of a foreign currency option, futures contract or forward contract, however, there is as yet no specific guidance in the tax law concerning who will be treated as the issuer of such instruments or how they will be valued for purposes of these diversification tests.

   Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   The Bond Fund expects that under normal conditions, at least 80% of its net assets will be invested in state, municipal and other obligations the interest on which is excluded from gross income for federal income tax purposes, and that substantially all of its dividends therefore will be exempt interest dividends which will be treated by its shareholders as excludable from federal gross income. (The character of tax-exempt interest distributed by the Bond Fund will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in obligations the interest on which is excluded from gross income for federal income tax purposes). An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Bond Fund with respect to its net federal excludable municipal security interest, and designated as an exempt interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the taxable year. The percentage of total dividends paid by the Bond Fund with respect to any taxable year which qualify as exempt interest dividends will be the same for all shareholders receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share is held for 6 months or less, any loss on the sale or exchange of such share will not be allowed to the extent of the exempt interest dividend amount.

   Interest on certain "private activity bonds" issued after August 7, 1986, although otherwise tax-exempt, is treated as a tax preference item for alternative minimum tax purposes. Under regulations to be promulgated, the Bond Fund's exempt interest dividends will be treated as a tax preference item for purposes of computing the alternative minimum tax liability of shareholders in such Fund to the extent attributable to interest paid on "private activity" bonds. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Code Section 56(f) (relating generally to book income or adjusted current earnings in excess of taxable income).

   Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Bond Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends; that portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in the shareholder's taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions received by the shareholder.

   Distributions by the Mid Cap, International, Real Estate, Emerging Markets and Income Funds from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the respective Funds. Similarly, any portion of the Bond Fund's dividends which does not qualify as exempt interest dividends and any short-term capital gain distribution will be taxed to the Bond Fund shareholders as ordinary income for federal income tax purposes. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends- received deduction to the extent the Funds designate such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. As a result of these limitations, it is not currently anticipated that certain distributions by Funds will be qualifying dividend distributions. Distributions by a Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by the Funds to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by a Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends (other than exempt interest dividends) and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder. With respect to distributions made in shares issued by the Fund as a stock dividend, the amount of the distribution will be the fair market value of the shares on the payment date.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.


FOREIGN TAX CREDIT


    The International Fund may incur liability for foreign income and withholding taxes on investment income. The Fund intends to qualify for and may make an election permitted under Section 853 of the Code. The effect of such election is that the shareholders of such Fund will be able to claim a credit or deduction on their U.S. federal income tax returns for, and may treat as part of the amounts distributed to them, their pro rata share of the income taxes paid by the Fund to foreign countries. (The election is not available unless stocks or securities in foreign corporations represent more than 50% of the value of the total assets of the Fund). The shareholders may claim a deduction or credit by reason of the Fund's election subject to the limitations imposed under Section 904 of the Code. The deduction for foreign taxes paid may not be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns although such shareholders may claim a credit for foreign income taxes paid. In either case, shareholders will be required to report taxable income in the amount of their respective pro rata share of foreign taxes paid by the Fund. Although the International Fund intends to meet the requirements of the Code to "pass through" such taxes, there can be no assurance that it will be able to do so in the future.

SALE OR EXCHANGE OF FUND SHARES
   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in income and are taxed at the regular federal income tax rates applicable to the shareholder's ordinary income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.


TAX INFORMATION
   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the tax-exempt portion thereof (if applicable), the amount qualifying for the dividends-received deduction (if applicable) and the amount designated as capital gains dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

BACKUP WITHHOLDING

   The Funds may be required to withhold federal income tax at a rate of 31% on reportable dividends paid to certain noncorporate shareholders. Generally, shareholders subject to such backup withholding will be those for whom a taxpayer identification number and certain required certifications are not filed with the Funds or who, to a Fund's knowledge, have furnished an incorrect number.


FOREIGN SHAREHOLDERS

   Dividends paid by a Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.


OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. In particular, distributions by the Bond Fund may be subject to state and local taxation even though wholly or partially exempt for federal income tax purposes. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.


   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action.

                                 THE DISTRIBUTOR


   Equity Planning, a registered broker-dealer which is an indirect less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company, serves as Distributor of the Trust's shares. Philip R. McLoughlin, a Trustee and President of the Trust, is a director and officer of Equity Planning. Michael E. Haylon, an officer of the Trust, is a director of Equity Planning; and G. Jeffrey Bohne, Nancy G. Curtiss, William R. Moyer, and Leonard J. Saltiel, officers of the Trust, are officers of Equity Planning.


   The Trust and Equity Planning have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to Equity Planning the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. Equity Planning may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have indicated that such institutions are not prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks and bank affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. In addition, state securities laws on this issue may differ from federal law, and banks and bank affiliates may be required to register as securities dealers pursuant to state law. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund of the Trust.

    For its services under the distribution agreements, Equity Planning receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, Equity Planning may receive payments from the Trust pursuant to the Distribution Plans described below. For the fiscal years ended November 30, 1996, 1997 and 1998, Equity Planning's gross commissions on sales of Trust shares totalled $1,599,637, $2,114,382 and $_____, respectively. Of these amounts, $1,340,721,
$1,620,047 and $ , respectively, were paid to dealers with whom Equity Planning had sales agreements.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.


           AMOUNT OF
          TRANSACTION            SALES CHARGE AS A PERCENTAGE     SALES CHARGE AS A PERCENTAGE            DEALER DISCOUNT
       AT OFFERING PRICE               OF OFFERING PRICE                OF AMOUNT INVESTED          PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                4.75%                          4.99%                              4.25%
$50,000 but under $100,000                   4.50                           4.71                               4.00
$100,000 but under $250,000                  3.50                           3.63                               3.00
$250,000 but under $500,000                  3.00                           3.09                               2.75
$500,000 but under $1,000,000                2.00                           2.04                               1.75
$1,000,000 or more                           None                           None                               None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Trust and/or for providing other shareholder services. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

ADMINISTRATIVE SERVICES
   Equity Planning also acts as administrative agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented costs to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates.

                 First $200 million                                      .085%
                 $200 million to $400 million                            .05%
                 $400 million to $600 million                            .03%

                 $600 million to $800 million                            .02%
                 $800 million to $1 billion                              .015%
                 Greater than $1 billion                                 .0125%


   Percentage rates are applied to the aggregate daily net asset values of the Fund, PFPC, Inc. also charges minimum fees and additional fees to each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as administrative agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above.For services to the Trust during the fiscal years ended November 30, 1996, 1997 and 1998, the Financial Agent received fees of $243,021, $541,814 and $____, respectively.

                               DISTRIBUTION PLANS

   The Trust has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of each Fund of the Trust (the "Class A Plan," the "Class B Plan," the "Class C Plan," and collectively the "Plans"). The Plans permit the Trust to pay for services and to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Trust.

   Pursuant to the Plans, the Trust shall pay the Distributor for actual expenses of the Distributor of 0.25% of the average daily net assets of the Trust's average daily net assets for providing services to shareholders, including assistance with inquiries related to shareholder accounts (the "Service Fee"). Pursuant to the Class B Plan, the Trust may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75% annually of the average daily net assets of each Fund's Class B Shares. Pursuant to the Class C Plan, the Trust may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75%, 0.75% and 0.75% annually of the average daily net assets of the Emerging Markets, Income, and International Funds' Class C Shares, respectively.

   Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Trust (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials;
(vi) the cost of printing the Trust's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Trust.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Trust shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan.

   For the fiscal year ended November 30, 1998 the Trust paid Rule 12b-1 Fees in the amount of $________ , of which the Distributor received $1,025,897, unaffiliated broker-dealers received $1,404,016 and W.S. Griffith & Co., Inc., an affiliate, received $278,168. The Rule 12b-1 payments were used for (1) compensating dealers $_______ , (2) compensating sales personnel $______ , (3) advertising $_______ , (4) printing and mailing of prospectuses to other than current shareholders $ , (5) service costs $________ and (6) other $_______ . No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.

                             MANAGEMENT OF THE TRUST

    The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees" are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the Investment Company Act of 1940 and Massachusetts business trust law.

TRUSTEES AND OFFICERS
    The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each Trustee and executive officer is 56 Prospect Street, Hartford, Connecticut, 06115-0480.

                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------
Robert Chesek (64)                  Trustee                  Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                             Funds. Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Wethersfield, CT 06109                                       Phelps Institutional Mutual Funds (1996-present). Vice President,

                                                             Common Stock, Phoenix Home Life Mutual Insurance Company
                                                             (1980-1994). Director/Trustee, the National Affiliated Investment

                                                             Companies (until 1993).

E. Virgil Conway (69)               Trustee                  Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                           Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                         (1970-present), Pace University (1978-present), Atlantic Mutual

                                                             Insurance Company (1974-present), HRE Properties (1989-present),
                                                             Greater New York Councils, Boy Scouts of America (1985-present),
                                                             Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                             Securities Fund (Advisory Director) (1990-present), Centennial
                                                             Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                             (1975-present), The Harlem Youth Development Foundation
                                                             (1987-present), Accuhealth (1994-present), Trism, Inc.
                                                             (1994-present), Realty Foundation of New York (1972-present), New
                                                             York Housing Partnership Development Corp. (Chairman)
                                                             (1981-present) and Fund Directions (Advisory Director)
                                                             (1993-present). Director/Trustee, Phoenix Funds (1993-present).
                                                             Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                             Institutional Mutual Funds (1996-present). Director, Duff & Phelps
                                                             Utilities Tax-Free Income Inc. and Duff & Phelps
                                                             Utility and Corporate Bond Trust Inc. (1995-present). Member,
                                                             Audit Committee of the City of New York (1981-1996). Advisory
                                                             Director, Blackrock Fannie Mae Mortgage Securities Fund
                                                             (1989-1996). Chairman, Financial Accounting Standards Advisory
                                                             Council (1992-1995). Director/Trustee, the National Affiliated
                                                             Investment Companies (until 1993).

Harry Dalzell-Payne (69)            Trustee                  Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                                         Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apartment 29G                                                Institutional Mutual Funds (1996-present). Director, Duff & Phelps
New York, NY 10016                                           Utilities Tax-Free Income Inc. and Duff & Phelps Utility and
                                                             Corporate Bond Trust Inc. (1995-present). Director, Farragut
                                                             Mortgage Co., Inc. (1991-1994). Director/Trustee, the National
                                                             Affiliated Investment Companies (1983-1993). Formerly a Major
                                                             General of the British Army.



                                       31


                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------
*Francis E. Jeffries (68)           Trustee                  Director/Trustee, Phoenix Funds (1995-present). Trustee,
  6585 Nicholas Blvd                                         Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps
  Apt. 1601                                                  Institutional Mutual Funds (1996-present). Director, Duff & Phelps
  Naples, FL 33963                                           Utilities Income Inc. (1987-present), Duff & Phelps Utilities
                                                             Tax-Free Income Inc. (1991-present) and Duff & Phelps Utility and
                                                             Corporate Bond Trust Inc. (1993-present). Director, The Empire
                                                             District Electric Company (1984-present). Director (1989-1997),
                                                             Chairman of the Board (1993-1997), President (1989-1993), and
                                                             Chief Executive Officer (1989-1995), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (60)               Trustee                  Chairman and Chief Executive Officer, Carson Products Company
Chairman and Chief                                           (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Executive Officer                                            Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Carson Product Company                                       Institutional Mutual Funds (1996-present). Director, Equifax Corp.
64 Ross Road                                                 (1991-present) and Evergreen International Fund, Inc.
Savannah, GA 30750                                           (1989-present). Trustee, Evergreen Liquid Trust, Evergreen Tax
                                                             Exempt Trust, Evergreen Tax Free Fund, Master Reserves Tax Free
                                                             Trust, and Master Reserves Trust. President, Morehouse College
                                                             (1987-1994). Chairman and Chief Executive Officer, Keith Ventures
                                                             (1992-1994). Director/Trustee, the National Affiliated Investment
                                                             Companies (until 1993).

*Philip R. McLoughlin (52)          Trustee and              Chairman (1997-present), Director (1995-present), Vice Chairman
                                    President                (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                             Investment Partners, Ltd. Director (1994-present) and Executive
                                                             Vice President, Investments (1988-present), Phoenix Home Life
                                                             Mutual Insurance Company. Director/Trustee and President, Phoenix
                                                             Funds (1989-present). Trustee and President, Phoenix-Aberdeen
                                                             Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                             Inc. (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                             Trust Inc. (1995-present). Director (1983-present) and Chairman
                                                             (1995-present), Phoenix Investment Counsel, Inc. Director
                                                             (1984-present) and President (1990- present), Phoenix Equity
                                                             Planning Corporation. Director (1993-present), Chairman
                                                             (1993-present) and Chief Executive Officer (1993-1995), National
                                                             Securities & Research Corporation. Director, Phoenix Realty Group,
                                                             Inc. (1994-present), Phoenix Realty Advisors, Inc. (1987-present),
                                                             Phoenix Realty Investors, Inc. (1994-present), Phoenix Realty
                                                             Securities, Inc. (1994-present), PXRE Corporation (Delaware)
                                                             (1985-present), and World Trust Fund (1991-present). Director and
                                                             Executive Vice President, Phoenix Life and Annuity Company
                                                             (1996-present). Director and Executive Vice President, PHL
                                                             Variable Insurance Company (1995-present). Director, Phoenix
                                                             Charter Oak Trust Company (1996-present). Director and Vice
                                                             President, PM Holdings, Inc. (1985-present). Director and
                                                             President, Phoenix Securities Group, Inc. (1993-1995). Director
                                                             (1992-present) and President (1992-1994), W.S. Griffith & Co.,
                                                             Inc. Director, Townsend Financial Advisers, Inc.(1992-present).
                                                             Director, PHL Associates, Inc. (1995-present). Director/ Trustee, the National Affiliated Investment Companies (until 1993).

Everett L. Morris (70)              Trustee                  Vice President, W.H. Reaves and Company (1993-present). Director/
164 Laird Road                                               Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
Colts Neck, NJ 07722                                         Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                             Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond
                                                             Trust Inc. (1993-present). Director, Public Service Enterprise
                                                             Group, Incorporated (1986-1993).

                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------

*James M. Oates (52)                Trustee                  Chairman, IBEX Capital Markets LLC (1997-present). Managing
  Managing Director                                          Director, Wydown Group (1994-present). Director, Phoenix
  The Wydown Group                                           Investment Partners, Ltd. (1995-present). Director/Trustee,
  IBEX Capital Markets LLC                                   Phoenix Funds (1987-present). Trustee, Phoenix-Aberdeen Series
  60 State Street                                            Fund and Phoenix Duff & Phelps Institutional Mutual Funds
  Suite 950                                                  (1996-present). Director, AIB Govett Funds (1991-present), Blue
  Boston, MA 02109                                           Cross and Blue Shield of New Hampshire (1994-present), Investors
                                                             Financial Service Corporation (1995-present), Investors Bank &
                                                             Trust Corporation (1995-present), Plymouth Rubber Co.
                                                             (1995-present), Stifel Financial (1996-present) and Command
                                                             Systems, Inc. (1998-present). Vice Chairman, Massachusetts
                                                             Housing-Partnership (1998-present). Member, Chief Executives
                                                             Organization (1996-present). Director (1984-1994), President
                                                             (1984-1994) and Chief Executive Officer (1986-1994), Neworld
                                                             Bank. Director/Trustee, the National Affiliated Investment
                                                             Companies (until 1993).

*Calvin J. Pedersen (57)            Trustee                  Director (1986-present), President (1993-present) and Executive
  Phoenix Duff & Phelps                                      Vice President (1992-1993), Phoenix Investment Partners, Ltd.
  Corporation                                                Director/ Trustee, Phoenix Funds (1995-present). Trustee,
  55 East Monroe Street                                      Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
  Suite 3600                                                 Institutional Mutual Funds (1996-present). President and Chief
  Chicago, IL 60603                                          Executive Officer, Duff & Phelps Utilities Tax-Free Income Inc.
                                                             (1995-present), Duff & Phelps Utilities Income Inc.
                                                             (1994-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                             Inc. (1995-present).

Herbert Roth, Jr. (70)              Trustee                  Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                              Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                                 Institutional Mutual Funds (1996-present). Director, Boston
Sherborn, MA 01770                                           Edison Company (1978-present), Phoenix Home Life Mutual Insurance

                                                             Company (1972-1998), Landauer, Inc. (medical services)
                                                             (1970-present), Tech Ops./ Sevcon, Inc. (electronic controllers)
                                                             (1987-present), and Mark IV Industries (diversified manufacturer)
                                                             (1985-present). Member, Directors Advisory Council, Phoenix Home
                                                             Life Mutual Insurance Company (1998-present). Director, Key
                                                             Energy Group (oil rig service) (1988-1994). Director/Trustee, the
                                                             National Affiliated Investment Companies (until 1993).

Richard E. Segerson (53)            Trustee                  Managing Director, Northway Management Company (1998-present).
102 Valley Road                                              Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 07840                                         Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps

                                                             Institutional Mutual Funds (1996-present). Managing Director,
                                                             Mullin Associates (1993-1998). Vice President and General Manager,
                                                             Coats & Clark, Inc. (previously Total American, Inc.) (1991-1993).
                                                             Director/Trustee, the National Affiliated Investment Companies
                                                             (1984-1993).

Lowell P. Weicker, Jr. (67)         Trustee                  Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                              Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Greenwich, CT 06830                                          Institutional Mutual Funds (1996-present). Director, UST Inc.
                                                             (1995-present), HPSC Inc. (1995-present), Duty Free International,
                                                             Inc. (1997-present) and Compuware (1996-present) and Burroughs
                                                             Wellcome Fund (1996-present). Visiting Professor, University of
                                                             Virginia (1997-present). Chairman, Dresing, Lierman, Weicker
                                                             (1995-1996). Governor of the State of Connecticut (1991-1995).


                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------
Michael E. Haylon (41)              Executive                Director and Executive Vice President--Investments, Phoenix
                                    Vice                     Investment Partners, Ltd. (1995-present). Executive Vice President,
                                    President                Phoenix Funds (1993-present) and Phoenix-Aberdeen Series Fund
                                                             (1996-present). Executive Vice President (1997-present), Vice
                                                             President (1996-1997), Phoenix Duff & Phelps Institutional Mutual
                                                             Funds. Director (1994-present), President (1995-present),
                                                             Executive Vice President (1994-1995), Vice President (1991-1994),
                                                             Phoenix Investment Counsel, Inc. Director (1994-present),
                                                             President (1996-present), Executive Vice President (1994-1996),
                                                             Vice President (1993-1994), National Securities & Research
                                                             Corporation. Director, Phoenix Equity Planning Corporation
                                                             (1995-present). Senior Vice President, Securities Investments,
                                                             Phoenix Home Life Mutual Insurance Company (1993-1995). Various
                                                             other positions with Phoenix Home Life Mutual Insurance Company
                                                             (1990-1993).

John F. Sharry (46)                 Executive                Executive Vice President, Phoenix Strategic Allocation Fund, Inc.
                                    Vice                     (1998-present). Managing Director, Retail Distribution
                                    President                (1995-present). Executive Vice President, Phoenix Funds
                                                             (1998-present), Phoenix-Aberdeen Series Funds (1998-present), and
                                                             Phoenix Multi-Portfolio Fund (1998-present). Managing Director,
                                                             Director and National Sales Manager, Putnam Mutual Funds (until 1995).

Gail P. Seneca (45)                 Senior Vice              Senior Vice President, Phoenix Strategic Allocation Fund, Inc.
                                    President                (1998-present), Phoenix Multi-Portfolio Fund (1998-present).
                                                             Managing Director, Equities, Phoenix Investment Counsel, Inc.
                                                             (1998-present). Senior Vice President, The Phoenix Edge Series
                                                             Fund (1998-present) and Phoenix Strategic Equity Series Fund
                                                             (1998-present). President and Chief Executive and Investment
                                                             Officer, Seneca Capital Management LLC (1996-present). Managing
                                                             General Partner and Chief Executive and Investment Officer,
                                                             GMG/Seneca Capital Management LP (1989-present). President and
                                                             Trustee, Phoenix-Seneca Funds (1996-present). General Partner,
                                                             Genesis Merchant Group. LP (1990-present). President, GenCap, Inc.
                                                             (1994-present).

James D. Wehr (41)                  Senior Vice              Managing Director, Fixed Income (1996-present), Vice President
                                    President                (1991-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                                             Fixed Income (1996-present), Vice President (1993-1996), National
                                                             Securities & Research Corporation. Senior Vice President
                                                             (1997-present), Vice President (1988-1997) Phoenix Multi-Portfolio
                                                             Fund; Senior Vice President (1997-present), Vice President
                                                             (1990-1997) Phoenix Series Fund; Senior Vice President
                                                             (1997-present), Vice President (1991-1997) The Phoenix Edge Series
                                                             Fund; Senior Vice President (1997-present), Vice President
                                                             (1993-1997) Phoenix California Tax Exempt Bonds, Inc., and Senior
                                                             Vice President (1997-present), Vice President (1996-1997) Phoenix
                                                             Duff & Phelps Institutional Mutual Funds. Senior Vice President
                                                             (1997-present) Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix
                                                             Multi-Sector Short Term Bond Fund, Phoenix Income and Growth Fund and
                                                             Phoenix Strategic Allocation Fund, Inc. Managing Director, Public
                                                             Fixed Income, Phoenix Home Life Insurance Company (1991-1995).



                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------
David L. Albrycht (37)              Vice                     Managing Director, Fixed Income (1996-present) and Vice President
                                    President                (1995-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                                             Fixed Income (1996-present) and Investment Officer (1994-1996),
                                                             National Securities & Research Corporation. Vice President,
                                                             Phoenix Multi-Portfolio Fund (1993-present), Phoenix Multi-Sector
                                                             Short Term Bond Fund (1993-present), Phoenix Multi-Sector Fixed
                                                             Income Fund, Inc. (1994-present), The Phoenix Edge Series Fund
                                                             (1997-present) and Phoenix Series Fund (1997-present). Fund
                                                             Manager, Phoenix Home Life Mutual Insurance Company (1994-1995).

Timothy M. Heaney (33)              Vice                     Managing Director, Fixed Income (1997-present), Director, Fixed
                                    President                Income Research (1996-1997), Investment Analyst (1995-1996),
                                                             Phoenix Investment Counsel, Inc. Vice President, Phoenix
                                                             Multi-Portfolio Fund (1996-present). Managing Director, Fixed
                                                             Income (1997-present), Director, Fixed Income Research
                                                             (1996-1997),  National Securities & Research Corporation.
                                                             Investment Analyst, Phoenix Home Life Mutual Insurance Company
                                                             (1992-1994). Vice President, Phoenix California Tax Exempt Bonds,
                                                             Inc. (1996-present) and Duff & Phelps Utilities Tax Free Income, Inc.
                                                             (1997-present).

Ron K. Jacks (33)                   Vice                     Managing Director, Equities, Phoenix Investment Counsel, Inc.
                                    President                (1998-present). Vice President, The Phoenix Edge Series Fund
                                                             (1998-present), Phoenix Strategic Equity Series Fund
                                                             (1998-present), and Phoenix Multi-Portfolio Fund (1998-present).
                                                             Secretary, Phoenix-Seneca Funds (1996-1998). Trustee,
                                                             Phoenix-Seneca Funds (1996-1997). General Partner and Equity
                                                             Portfolio Manager, GMG/Seneca Capital Management LP
                                                             (1995-present). Equity Portfolio Manager, Seneca Capital
                                                             Management LLC (1996-present).

Peter S. Lannigan (38)              Vice                     Managing Director, Fixed Income (1997-present), Director, Fixed Income
                                    President                Research (1996-1997), Vice President (1995-1996), Phoenix Investment
                                                             Counsel, Inc. Managing Director, Fixed Income (1998-present), Director,
                                                             Fixed Income Research (1996-present), National Securities & Research
                                                             Corporation, Inc. Vice President, Phoenix Multi-Portfolio Fund
                                                             (1995-present). Director, Public Fixed Income, Phoenix Home Life Mutual
                                                             Insurance Company (1993-1995). Various positions with Standard & Poor's
                                                             Corporation (1989-1993).

William R. Moyer (54)               Vice                     Senior Vice President and Chief Financial Officer, Phoenix Duff &
100 Bright Meadow Blvd.             President                Phelps Corporation (1995-present). Senior Vice President, Finance
PO Box 2200                                                  (1990-present), Director (1998-present), Treasurer (1998-present
Enfield, CT 06083-2200                                       and 1994-1996), and  Chief Financial Officer (1996-present),
                                                             Phoenix Equity Planning Corporation. Senior Vice President
                                                             (1990-present), Director (1998-present), Chief Financial Officer
                                                             (1996-present) and Treasurer (1994-present), Phoenix Investment
                                                             Counsel, Inc. Senior Vice President, Finance (1993-present), Chief
                                                             Financial Officer (1996-present), and Treasurer (1994-present),
                                                             National Securities & Research Corporation. Senior Vice President
                                                             and Chief Financial Officer, Duff & Phelps Investment Management Co.
                                                             (1996-present). Vice President, Phoenix Funds (1990-present),
                                                             Phoenix-Duff & Phelps Institutional Mutual Funds (1996-present)
                                                             and Phoenix-Aberdeen Series Fund (1996-present). Senior Vice
                                                             President and Chief Financial Officer, W. S. Griffith & Co., Inc.
                                                             (1992-1995) and Townsend Financial Advisers, Inc. (1993-1995).
                                                             Vice President, the National Affiliated Investment Companies
                                                             (until 1993). Vice President, Investment Products Finance, Phoenix
                                                             Home Life Mutual Insurance Company (1990-1995).


                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------
Richard D. Little (50)              Vice                     Managing Director, Equities, Phoenix Investment Counsel, Inc.
                                    President                (1998-present). Vice President, The Phoenix Edge Series Fund
                                                             (1998-present), Phoenix Strategic Equity Series Fund
                                                             (1998-present), and Phoenix Multi-Portfolio Fund (1998-present).
                                                             Director of Equities, Seneca Capital Management LLC
                                                             (1996-present). General Partner and Director of Equities, Seneca
                                                             Capital Management LP (1989-present).

Leonard J. Saltiel (45)             Vice                     Managing Director, Operations and Service (1996-present), Senior
                                    President                Vice President, (1994-1996), Phoenix Equity Planning Corporation.
                                                             Vice President, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                             Institutional Mutual Funds (1996-present), and Phoenix-Aberdeen
                                                             Series Fund (1996-present). Vice President, National Securities &
                                                             Research Corporation (1994-1996). Vice President, Investment
                                                             Operations, Phoenix Home Life Mutual Insurance Company (1994-1995).
                                                             Various positions with Home Life Insurance Company and Phoenix Home
                                                             Life Mutual Insurance Company (1987-1994).

Michael Schatt (51)                 Vice                     Managing Director, Phoenix Investment Partners, Ltd. (1994-present).
                                    President                Senior Vice President, Phoenix Realty Securities, Inc. (1997-present).
                                                             Vice President, Duff & Phelps Investment Management Co. (1997-present),
                                                             Duff & Phelps Utilities Income, Inc. (1997-present), Phoenix Duff &
                                                             Phelps Institutional Mutual Funds (1997-present), The Phoenix Edge
                                                             Series Fund (1997-present), and Phoenix Multi-Portfolio Fund
                                                             (1997-present). Director, Real Estate Advisory Practice, Coopers &
                                                             Lybrand (1990-1994).

Pierre G. Trinque (43)             Vice                      Vice President, Phoenix Strategic Allocation Fund, Inc. (1998-present),
                                   President                 The Phoenix Edge Series Fund (1997-present), Phoenix Multi-Portfolio
                                                             Fund (1998-present), Phoenix Series Fund (1997-present), Phoenix Duff &
                                                             Phelps Institutional Mutual Funds (1997-present), Phoenix Worldwide
                                                             Opportunities Fund (1998-present), and Phoenix Strategic Equity Series
                                                             Fund (1998-present). Managing Director, Large Cap Growth Team
                                                             (1998-present), Managing Director, Equities (1997-1998), Sr. Research
                                                             Analyst, Equities (1996), and Managing Director, Equity Research
                                                             (1996-1997), Phoenix Investment Counsel, Inc.

Nancy G. Curtiss (46)               Treasurer                Vice President, Fund Accounting (1994-present) and Treasurer
                                                             (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                             Phoenix Funds (1994-present), Phoenix Duff & Phelps Institutional
                                                             Mutual Funds (1996-present) and Phoenix-Aberdeen Series Fund
                                                             (1996-present). Second Vice President and Treasurer, Fund
                                                             Accounting, Phoenix Home Life Mutual Insurance Company
                                                             (1994-1995). Various positions with Phoenix Home Life Insurance
                                                             Company (1987-1994).

G. Jeffrey Bohne (51)               Secretary                Vice President and General Manager, Phoenix Home Life Mutual
101 Munson Street                                            Insurance Co. (1993-present). Vice President, Transfer Agent
Greenfield, MA 01301                                         Operations (1993-1996), Vice President, Mutual Fund Customer
                                                             Service (1996-present), Phoenix Equity Planning Corporation.
                                                             Secretary/Clerk, Phoenix Funds (1993-present), Phoenix Duff &
                                                             Phelps Institutional Mutual Funds (1996-present) and
                                                             Phoenix-Aberdeen Series Fund (1996-present). Vice President, Home
                                                             Life of New York Insurance Company (1984-1992). Clerk, Phoenix
                                                             Investment Council (1995-present).

-----------------
  *Trustees identified with an asterisk are considered to be interested persons of the Trust (within the meaning of the Investment Company Act of 1940, as amended) because of their affiliation with Phoenix Investment Counsel, Inc., or Phoenix Equity Planning Corporation or Phoenix Investment Partners, Ltd.

    For services rendered to the Trust for the fiscal year ended November 30, 1998, the Trustees received an aggregate of $92,876 For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Trustee fee costs are allocated equally to each of the Funds and the Funds within the Phoenix Funds complex. The foregoing fees do not include reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are not interested persons are compensated for their services by the Adviser and receive no compensation from the Trust.

   For the Trust's last fiscal year, the Trustees received the following compensation:

                                                                                                               TOTAL
                                                                                                            COMPENSATION
                                                           PENSION OR                                      FROM FUND AND
                                   AGGREGATE           RETIREMENT BENEFITS           ESTIMATED              FUND COMPLEX
                                  COMPENSATION           ACCRUED AS PART          ANNUAL BENEFITS             14 FUNDS
         NAME                      FROM FUND            OF FUND EXPENSES          UPON RETIREMENT         PAID TO TRUSTEES
         ----                      ---------            ----------------          ---------------         ----------------
Robert Chesek                         $8,019                                                                    $60,000
E. Virgil Conway[dagger]             $10,625                                                                    $79,500
Harry Dalzell-Payne[dagger]           $9,559                                                                    $71,250
Francis E. Jeffries                   $7,986                                                                    $60,000
Leroy Keith, Jr.                      $8,368                  None                     None                     $62,500
Philip R. McLoughlin[dagger]              $0                 for any                  for any                        $0
Everett L. Morris[dagger]             $9,177                 Trustee                  Trustee                   $69,500
James M. Oates[dagger]                $9,177                                                                    $68,750
Calvin J. Pedersen                        $0                                                                         $0
Herbert Roth, Jr.[dagger]            $11,007                                                                    $81,250
Richard E. Segerson                   $9,434                                                                    $70,750
Lowell P. Weicker                     $9,434                                                                    $70,000


*This compensation (and the earnings thereon) will be deferred pursuant to the Deferred Compensation Plan. At November 30, 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $ , $ and $ , respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor. +Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

   At, 1999, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Trust.

PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of February 27, 1999 with respect to each person who owns of record or is known by the Registrant to own of record or beneficially own 5% or more of any class of the Registrant's equity securities.

NAME OF SHAREHOLDER                             NAME OF FUND                    NUMBER OF SHARES             PERCENT OF CLASS
-------------------                             ------------                    ----------------             ----------------
Phoenix Home Life                               Emerging Markets
One American Row                                Class A
Hartford, CT 06115                              Real Estate Class A
                                                Income Class X

MLPF&S for the sole benefit                     Emerging Markets
of its customers                                Class B
ATTN: Fund Administration                       International Class A
4800 Deer Lake Dr E 3rd FL                      International Class B
Jacksonville, FL 32246-6484                     Bond Class B



                                       37


Donaldson Lufkin Jenrette                       Bond Class B
Securities Corporation Inc.

PO Box 2052
Jersey City, NJ 07303

Phoenix Charter Oak Trust Co. TTEE              International Class A
Phoenix Home Life Employee Pension Plan
One American Row
Hartford, CT 06103

                             ADDITIONAL INFORMATION

   The Trust's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission which may be obtained from the Commission's principal office at 450 Fifth Street, N.W., Washington, DC 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.


CAPITAL STOCK
   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series or "Funds" and different classes of those Funds. Holders of shares of a Fund are entitled to one full vote for each full share owned and a fractional vote for any fractional share. Shares of a Fund participate equally in dividends and distributions paid with respect to such Fund and in such Fund's net assets on liquidation, except that Class B and C Shares of any Fund which bear higher distribution fees and, certain incrementally higher expenses associated with the deferred sales arrangement, pay correspondingly lower dividends per share than Class A Shares of the same Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies), and on matters affecting an individual class (such as approval of matters relating to a Distribution Plan for a particular class of shares), a separate vote of that Fund or Class is required. Shares of a Fund are fully paid and non-assessable when issued and are transferable and redeemable. Shares have no preemptive or conversion rights (other than as described herein).

   The assets received by the Trust for the issue or sale of shares of a Fund and any class thereof and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such Fund and Class respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or Class. Any underlying assets of a Fund are required to be segregated on the books of account and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or Class will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders will not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

FINANCIAL STATEMENTS
   The Financial Statements for the Fund's fiscal year ended November 30, 1998, appearing in the Fund's 1998 Annual Report to Shareholders, are incorporated herein by reference.

REPORTS TO SHAREHOLDERS
   The fiscal year of the Trust ends on November 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent accountants, will be sent to shareholders each year.

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIANS AND TRANSFER AGENT
   The custodian of the assets of the Bond Fund, Mid Cap Fund, Real Estate Fund, Emerging Markets Fund and Income Fund is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, 02101. The custodian of the assets of the International Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The Trust has authorized the custodians to appoint one or more subcustodians for the assets of the Trust held outside the United States. The securities and other assets of each Fund of the Trust are held by each Custodian or any subcustodian separate from the securities and assets of each other Fund.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Trust (the "Transfer Agent") for which it is paid $22.25 for each designated daily dividend shareholder account and $17.95 for each designated non-daily dividend shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS
   The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:        Bonds which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA:        Bonds rated AA also qualify as high-quality debt obligations.
           Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B,     Bonds rated BB, B,  CCC and CC are  regarded,

CCC, CC: on balance, as predominantly speculative with respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                          PHOENIX MULTI-PORTFOLIO FUND


                                            PART C--OTHER INFORMATION


Item 23.  Exhibits
          a.1 Agreement and Declaration of Trust, previously filed with the Registration Statement on December 31, 1987 and filed via EDGAR as Exhibit 1.1 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          a.2 Amendment to Declaration of Trust, filed with Post-Effective Amendment No. 2 on September 1,
                 1989, and filed via EDGAR as Exhibit 1.2 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          a.3 Amendment to Declaration of Trust, filed with Post-Effective Amendment No. 8 on April 8, 1993, and filed via EDGAR as
                 Exhibit 1.3 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          a.4 Amendment to Declaration of Trust adding the Phoenix Real Estate Securities Portfolio, filed with Post-Effective Amendment No. 14 on March 1, 1995, and filed via EDGAR as
                 Exhibit 1.4 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          a.5 Amendment to Declaration of Trust designating Classes of Shares, filed with Post-Effective Amendment No. 14 on March 1, 1995, and filed via EDGAR as Exhibit 1.5 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          a.6 Amendment to Declaration of Trust adding the Phoenix Emerging Markets Bond Portfolio filed via EDGAR as Exhibit 1.6 with Post-Effective Amendment No. 17 on August 29, 1995 and incorporated herein by reference.

          a.7 Amendment to Declaration of Trust changing the name of the Phoenix Endowment Fixed-Income Portfolio to Phoenix Diversified Income Portfolio, filed via EDGAR as Exhibit 1.7 with Post-Effective Amendment No. 19 on April 19, 1996 and incorporated herein by reference.

          a.8 Amendment to Declaration of Trust changing the name of the Phoenix Capital Appreciation Portfolio to Phoenix Mid Cap Portfolio dated May 22, 1996 and filed via EDGAR as Exhibit 1.8 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          a.9 Amendment to Declaration of Trust changing the name of Phoenix Diversified Income Portfolio to Phoenix- Strategic Income Fund and designating Classes of Shares, filed via EDGAR as Exhibit
                 1.9 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          b.     None.

          c. Reference is made to Article III of Registrant's Agreement and Declaration of Trust, as amended, and filed with those Registration Statements referred to in Exhibit 1, above.

          d.1 Form of Investment Advisory Agreement between the Registrant and Phoenix Investment Counsel, Inc. covering the Phoenix Tax-Exempt Bond, Phoenix Capital Appreciation, Phoenix International, Phoenix Endowment Equity and Phoenix Endowment Fixed Income Portfolios, filed with Post-Effective Amendment No. 12 on April 1, 1994, and filed via EDGAR as Exhibit 5.1 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          d.2 Investment Advisory Agreement between Registrant and Phoenix Realty Securities, Inc. dated February 28, 1995, and assigned March 2, 1998 to Duff & Phelps Investment Management Co., filed via EDGAR as Exhibit 5.2 with Post-Effective Amendment No. 23 on March 27, 1998 and incorporated herein by reference.

          d.3 Investment Advisory Agreement between the Registrant and Phoenix Investment Counsel, Inc. dated October 30, 1997 covering the Phoenix Strategic Income Fund, and filed via EDGAR as Exhibit 5.3 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          d.4 Subadvisory Agreement dated November 19, 1997 among the Registrant, Phoenix Realty Securities, Inc. and Duff & Phelps Investment Management Co., covering the Real Estate Securities Portfolio filed via EDGAR as Exhibit5.4 with Post-Effective Amendment No. 23 on March 27, 1998 and incorporated herein by reference.

          d.5* Subadvisory Agreement dated June 26, 1998 between Registrant and Seneca Capital Management LLC, covering Phoenix-Seneca Mid Cap Fund, filed via EDGAR herewith.

          d.6* Subadvisory Agreement dated October 27, 1998 between Registrant and Aberdeen Fund Managers Inc., covering Phoenix-Aberdeen International Fund, filed via EDGAR herewith.

          e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 and filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via EDGAR as Exhibit 6.2 with Post-Effective Amendment No. 23 on March 27, 1998 and incorporated herein by reference.

          e.3 Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR as Exhibit 6.3 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          e.4 Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR as Exhibit 6.4 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          f.     None.

          g.1 Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as Exhibit 8.1 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          g.2 Custodian Agreement between Registrant and Brown Brothers Harriman & Co. covering the Phoenix International Portfolio, filed with Post-Effective Amendment No. 13 on December 12, 1994 and filed via EDGAR as Exhibit 8.2 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          h.1 A corrected Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 and filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 23 on March 27, 1998 and incorporated herein by reference.

          h.2 Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation, filed with Post-Effective Amendment No. 13 on December 12, 1994 and filed via EDGAR as
                 Exhibit 9.2 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          h.3 Sub-Transfer Agency Agreement between Phoenix Equity Planning Corporation and State Street Bank and Trust Company, filed with Post-Effective Amendment No. 13 on December 12, 1994 and filed via EDGAR as Exhibit 9.3 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          i.1 Opinion and Consent of Counsel covering shares of the Phoenix Tax-Exempt Bond Portfolio, filed with Pre-Effective Amendment No. 2 on July 7, 1988, and filed via EDGAR as Exhibit 10.1 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          i.2 Opinion and Consent of Counsel covering shares of the Phoenix Capital Appreciation Portfolio and the Phoenix International Portfolio, filed with Post-Effective Amendment No. 3 on October 30, 1989 and filed via EDGAR as Exhibit 10.2 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          i.3 Opinion and Consent of Counsel covering shares of the Phoenix Endowment Equity Portfolio and Endowment Fixed-Income Portfolio, filed with Post-Effective Amendment No. 8 on April 8, 1993, and filed via EDGAR as Exhibit 10.3 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          i.4 Opinion and Consent of Counsel covering shares of the Phoenix Real Estate Securities Portfolio, filed with Post-Effective Amendment No. 14 on March 1, 1995, and filed via EDGAR as
                 Exhibit 10.4 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          i.5 Opinion and Consent of Counsel covering shares of the Phoenix Strategic Income Fund filed via EDGAR as Exhibit 10.5 with Post-Effective Amendment No. 23 on March 27, 1998 and incorporated herein by reference.

          j.     Consent of Independent Accountants. [To be filed by amendment.]

          k.     Not applicable.

          l. Initial Capital Agreement, filed with Pre-Effective Amendment No. 2 on July 7, 1988, and filed via EDGAR as Exhibit 13 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          m.1 Class A Shares Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          m.2 Class B Shares Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed via EDGAR as Exhibit 15.2 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          m.3 Class C Shares Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed via EDGAR as Exhibit 15.3 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          n.27   Financial Data Schedules.

          o.1 Amended and Restated Rule 18f-3 Dual Distribution Plan effective November 19, 1997 filed via EDGAR as Exhibit 18.1 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          p.1* Powers of Attorney for Ms. Curtiss and Messrs. Chesek, Conway, Dalzell-Payne, Jeffries, Keith, Morris, Oates, Pedersen, Roth, Segerson and Weicker filed via EDGAR herewith.

-----------------
    * Filed herewith.

Item 24. Persons Controlled by or Under Common Control with the Fund.
    None.


Item 25. Indemnification

    Under the Agreement and Declaration of Trust establishing the Registrant any present or former Trustee or officer of the Registrant and any person who serves at the Registrant's request as a director, officer or trustee of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise is indemnified against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding in which he may be or may have been involved as a party or otherwise by reason of being or having been such a Trustee, officer or director, except with respect to any matter as to which he shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that his action was in or not opposed to the best interest of the Registrant and with respect to any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of the Investment Advisers


    See "Management of the Fund" in the Prospectus and "The Investment Advisers" and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of the Advisers. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Advisers, reference is made to the Advisers' current Form ADV (SEC File Nos. 801-5995 (PIC) and 801-14813 (DPIM)) filed under the Investment Advisers Act of 1940, incorporated herein by reference.


Item 27. Principal Underwriter
    (a) Equity Planning also serves as the principal underwriter for the following other registrants:

    Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Income and Growth Fund, Phoenix Investment Trust 97, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.


    (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

             Name and Principal                      Positions and Offices                        Positions and Offices
               Business Address                          with Distributor                             with Registrant
               ----------------                          ----------------                             ---------------
Michael E. Haylon                                     Director                                     Executive Vice President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin                                  Director and President                       Trustee and President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

             Name and Principal                      Positions and Offices                        Positions and Offices
               Business Address                          with Distributor                             with Registrant
               ----------------                          ----------------                             ---------------

William R. Moyer                                      Director, Senior Vice President and          Vice President
100 Bright Meadow Boulevard                           Chief Financial Officer
P.O. Box 2200
Enfield, CT 06083-2200

John F. Sharry                                        Executive Vice President,                    Executive
56 Prospect St.                                       Retail Distribution                          Vice President
P.O. Box 150480
Hartford, CT 06115-0480

Leonard J. Saltiel                                    Managing Director,                           Vice President
56 Prospect St.                                       Operations and Services
P.O. Box 150480
Hartford, CT 06115-0480



G. Jeffrey Bohne                                      Vice President, Mutual Fund                  Secretary
101 Munson Street                                     Customer Service
P.O. Box 810
Greenfield, MA 01302-0810


Nancy G. Curtiss                                      Vice President and Treasurer,                Treasurer
56 Prospect St.                                       Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480



Thomas N. Steenburg                                   Vice President, Counsel and                  Assistant Secretary
56 Prospect St.                                       Secretary
P.O. Box 150480
Hartford, CT 06115-0480


Jacqueline M. Porter                                  Assistant Vice President,                    Assistant Treasurer
56 Prospect Street                                    Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480



    (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.


Item 28. Location of Accounts and Records

    Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's investment advisers, Phoenix Investment Counsel, Inc. and Duff & Phelps Investment Management Co.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent, State Street Bank and Trust Company; and Registrant's custodians, State Street Bank and Trust Company and Brown Brothers Harriman & Co. (custodian for the Phoenix International Fund). The address of the
Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115; and Duff & Phelps Investment Management Co. is 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603; the address of Phoenix Equity Planning Corporation is 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds; the address of custodian State Street Bank and Trust Company is P.O. Box 351, Boston, Massachusetts 02101; and the address for the custodian of the Phoenix International Fund is Brown Brothers Harriman & Co., 40 Water Street,
Boston, Massachusetts 02109.

Item 29. Management Services


    The information required by this Item is included in the Statement of Additional Information.


Item 30. Undertakings
    Not Applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, and State of Connecticut on the 27th day of January, 1999.


                                             PHOENIX MULTI-PORTFOLIO FUND

ATTEST: /S/  THOMAS N. STEENBURG             BY: /S/ PHILIP R. MCLOUGHLIN
             --------------------------          ------------------------------
             THOMAS N. STEENBURG                     PHILIP R. MCLOUGHLIN
             ASSISTANT SECRETARY                     PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 27th day of January, 1999.


                     SIGNATURE                                    TITLE
                     ---------                                    -----

       ---------------------------------------            Trustee
       Robert Chesek*

       ---------------------------------------            Trustee
       E. Virgil Conway*


       /s/ Nancy G. Curtiss
       ---------------------------------------            Treasurer (principal
       Nancy G. Curtiss*                                  financial and
                                                          accounting officer)



       ---------------------------------------            Trustee
       Harry Dalzell-Payne*

       ---------------------------------------            Trustee
       Francis E. Jeffries*

       ---------------------------------------            Trustee
       Leroy Keith, Jr.*

  /s/  Philip R. McLoughlin
       ---------------------------------------            Trustee and
       Philip R. McLoughlin                               President


       ---------------------------------------            Trustee
       Everett L. Morris*

       ---------------------------------------            Trustee
       James M. Oates*

       ---------------------------------------            Trustee
       Calvin J. Pedersen*

       ---------------------------------------            Trustee
       Herbert Roth, Jr.*

       ---------------------------------------            Trustee
       Richard E. Segerson*

       ---------------------------------------            Trustee
       Lowell P. Weicker, Jr.*


*By /s/ Philip R. McLoughlin
    ----------------------------------------
*   Philip R. McLoughlin, Attorney-in-fact
    pursuant to powers of attorney previously
    filed.


                                     S-1